UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2018

Date of reporting period:	November 1, 2017 — October 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam Investments

Putnam Income Fund

Annual report
10 | 31 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PINCX

Putnam
Income
Fund

Annual report
10 | 31 | 18

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed investments carry the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). The fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

December 11, 2018

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence, including a correction in October, as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Rest assured, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Since Putnam Income Fund’s launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund’s goal has remained constant: pursuing high current income and prudent risk management.

The fund’s management team has an average of more than 20 years of industry experience.

In pursuit of the fund’s investment goal, the management team seeks to balance the sources of risk and return in the portfolio. They pursue this strategy by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

2 Income Fund

The end of an era?

For more than 25 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/18. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 17.

4 Income Fund

Mike is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, Brett S. Kozlowski, CFA, and Emily E. Shanks are Portfolio Managers of the fund.

Mike, what was the fund’s investment environment like during the reporting period?

The key dynamics of the period included an improving U.S. economy, robust corporate-profit growth, rising interest rates, and increased global trade tensions.

As the period progressed, trade tensions eased between the United States and most of its major trading partners, except for China. Beginning in July, both governments moved beyond rhetorical threats and imposed tariffs on hundreds of billions of dollars of each other’s products. By period-end, there was hope that the two sides would make progress toward a trade deal when President Trump meets with China’s president Xi Jinping during the Group of 20 leaders’ summit in November 2018.

Investor sentiment became sharply risk averse in October, and market volatility spiked. Enthusiasm following a last-minute deal between the United States and Canada to revise the North American Free Trade Agreement proved short-lived, as investors reacted negatively to earnings guidance from large information technology companies. The overhang of uncertainty regarding U.S.–China

Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/18. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6 Income Fund

trade, as well as concern about potential headwinds from rising interest rates, also weighed on investors’ attitudes.

As expected, the Federal Reserve raised its target for short-term interest rates to a range of 2% to 2.25% at its September 2018 policy meeting —the third hike this year and the eighth in the past three years. The Fed also issued a generally upbeat assessment of the U.S. economy. U.S. Treasury yields rose across the curve during the latter months of the period, as investors anticipated that the central bank would continue to raise interest rates at a steady pace. At the same time, accelerating economic growth increased the potential for inflation to pick up.

The U.S. economy grew at a 3.5% annual rate in the third quarter of 2018 after a 4.2% pace in the second quarter, according to the Commerce Department. Meanwhile, the unemployment rate held at 3.7% in October, nearly a half-century low, and average hourly wages rose 3.1% from a year earlier, the biggest year-to-year increase since 2009.

In our view, broad strength in the economy and labor market — powered in recent quarters by solid consumer spending — is more than enough to offset any concerns about soft spots in the economy. The housing sector, for example, cooled in 2018, as interest-rate increases pushed mortgage rates to a seven-year high. Higher rates, in turn, exacerbated affordability challenges, as a low supply of homes for sale led to rising prices amid strong demand.

The fund outpaced its benchmark and the average return of its Lipper peer group for the reporting period. Which holdings and strategies aided relative performance?

Our mortgage-credit positions were the biggest contributor versus the benchmark, led by an allocation to mezzanine commercial mortgage-backed securities [CMBS]. Our holdings of mezzanine cash bonds issued between 2011 and 2014 added value, as spreads on these securities gradually tightened throughout the period. [Bond prices rise as spreads tighten.] Our long exposure to the BBB-rated tranche within the CMBX — an index that references a basket of CMBS issued in a particular year — also performed well. As the period unfolded, investors reevaluated the merits of using this index to express a bearish view of the retail sector, causing spreads to tighten.

By way of background, mezzanine CMBS are lower in the capital structure of a deal backed by a pool of commercial mortgage loans. We believe they provide a yield advantage over higher-rated bonds along with meaningful principal protection.

An allocation to agency credit-risk transfer securities [CRTs] was a further modest contributor within our mortgage-credit strategies. CRTs continued to benefit from strong overall demand as investors embraced the sector’s relatively high yields backed by robust collateral and rising residential real estate prices. Moreover, credit-rating agencies upgraded certain CRT tranches, recognizing the improved outlook for their underlying collateral, which helped boost investor sentiment toward the sector.

How did the fund’s interest-rate and yield-curve positioning fare during the period?

Our “term structure” strategy also aided the fund’s relative performance. We continued to de-emphasize interest-rate risk by keeping the fund’s duration — a measure of the sensitivity of bond prices to interest-rate movements — shorter than that of the benchmark. This strategy was particularly beneficial as yields rose across the curve in January and February, and again in October.

Income Fund 7

What about detractors?

Strategies targeting prepayment risk moderately detracted on a net basis versus the benchmark. During the summer, prepayment speeds of the mortgages underlying our holdings of agency interest-only collateralized mortgage obligations [IO CMOs] were faster than anticipated. This caused investors to adjust their expectations for future prepayment speeds, hampering the performance of existing IO CMOs.

On the positive side, with our prepayment strategies, positions in reverse-mortgage interest-only [IO] securities continued to benefit from regulatory changes announced by the Department of Housing and Urban Development [HUD] in August 2017. The regulations have reduced the incentives for owners of reverse mortgages to refinance, helping to strengthen secondary market demand.

How did you use derivatives during the period?

We used total return swaps to gain exposure to CMBS via CMBX. We employed credit default swaps to hedge the fund’s credit and market risks. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also used interest-rate swaps to help manage the fund’s duration and yield-curve positioning. Additionally, we utilized options to isolate the prepayment risks associated with our holdings of collateralized mortgage obligations and to help manage the downside risk of these positions.

What is your near-term outlook?

We think the U.S. economy will continue to grow at a steady pace. Additionally, we believe inflation, although somewhat higher, may remain relatively benign. As a result, we believe bond yields may continue to rise. And we don’t think rising yields will be a major disruption to asset markets. In our view, investors appear

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8 Income Fund

more comfortable with the idea that risk-driven assets can perform reasonably well even if rates move higher.

What areas of the market do you find to be most attractive?

We continue to have a generally favorable outlook for mortgage credit. We think the underlying fundamentals for commercial real estate continue to be stable, supported by employment growth, low interest rates, and economic expansion. While we expect some degree of losses related to regional malls, we’re encouraged that many malls are attempting to repurpose their space to attract new types of tenants. Ultimately, we believe these issues will lead to losses in only a handful of BBB-rated CMBS tranches.

We continue to like agency CRTs on a fundamental basis, but have become more cautious from a valuation perspective. We are focusing on opportunities among securities that have a few years of seasoning rather than newly issued CRTs, as we think this area of the market offers a more favorable risk/reward profile.

Agency IO CMOs also remain attractive to us, along with prepayment risk generally, because we think relatively tight mortgage-lending standards may continue to limit refinancing activity.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/54)
Before sales charge	7.35%	95.64%	6.94%	10.96%	2.10%	6.57%	2.14%	–0.01%
After sales charge	7.28	87.81	6.51	6.52	1.27	2.31	0.76	–4.01
Class B (3/1/93)
Before CDSC	7.21	84.00	6.29	6.86	1.34	4.17	1.37	–0.74
After CDSC	7.21	84.00	6.29	5.01	0.98	1.29	0.43	–5.56
Class C (7/26/99)
Before CDSC	7.22	81.42	6.14	6.88	1.34	4.29	1.41	–0.75
After CDSC	7.22	81.42	6.14	6.88	1.34	4.29	1.41	–1.71
Class M (12/14/94)
Before sales charge	6.93	90.53	6.66	9.53	1.84	5.86	1.92	–0.20
After sales charge	6.87	84.33	6.31	5.97	1.17	2.42	0.80	–3.44
Class R (1/21/03)
Net asset value	7.08	90.44	6.65	9.44	1.82	5.80	1.90	–0.22
Class R5 (7/2/12)
Net asset value	7.46	100.81	7.22	12.53	2.39	7.59	2.47	0.33
Class R6 (7/2/12)
Net asset value	7.46	101.67	7.27	13.00	2.47	7.73	2.51	0.33
Class Y (6/16/94)
Net asset value	7.45	100.24	7.19	12.32	2.35	7.44	2.42	0.32

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

10 Income Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays U.S.
Aggregate Bond Index	—†	47.15%	3.94%	9.52%	1.83%	3.15%	1.04%	–2.05%
Lipper Core Bond Funds
category average*	—†	54.01	4.38	8.77	1.69	3.38	1.11	–2.12

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/18, there were 511, 450, 389, and 299 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,400 and $18,142, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $18,433. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $19,044, $20,081, $20,167, and $20,024, respectively.

Income Fund 11

Fund price and distribution information For the 12-month period ended 10/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.240		$0.191	$0.190	$0.228		$0.226	$0.264	$0.264	$0.253
Capital gains	—		—	—	—		—	—	—	—
Total	$0.240		$0.191	$0.190	$0.228		$0.226	$0.264	$0.264	$0.253
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/17	$6.93	$7.22	$6.85	$6.87	$6.74	$6.97	$6.86	$7.01	$7.04	$7.03
10/31/18	6.69	6.97	6.61	6.63	6.50	6.72	6.62	6.77	6.80	6.80
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	3.59%	3.44%	2.90%	2.90%	3.51%	3.39%	3.44%	3.90%	3.88%	3.71%
Current
30-day
SEC yield[2]	N/A	3.72	3.13	3.12	N/A	3.51	3.63	4.18	4.25	4.13

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/54)
Before sales charge	7.38%	78.71%	5.98%	13.70%	2.60%	7.60%	2.47%	1.17%
After sales charge	7.31	71.56	5.55	9.15	1.77	3.30	1.09	–2.88
Class B (3/1/93)
Before CDSC	7.24	68.27	5.34	9.54	1.84	5.20	1.70	0.46
After CDSC	7.24	68.27	5.34	7.63	1.48	2.28	0.75	–4.43
Class C (7/26/99)
Before CDSC	7.25	65.66	5.18	9.55	1.84	5.15	1.69	0.44
After CDSC	7.25	65.66	5.18	9.55	1.84	5.15	1.69	–0.54
Class M (12/14/94)
Before sales charge	6.95	74.16	5.70	12.31	2.35	6.76	2.20	1.02
After sales charge	6.90	68.50	5.36	8.66	1.67	3.29	1.08	–2.26
Class R (1/21/03)
Net asset value	7.11	74.20	5.71	12.33	2.35	6.84	2.23	0.97
Class R5 (7/2/12)
Net asset value	7.48	83.24	6.24	15.28	2.88	8.62	2.79	1.51
Class R6 (7/2/12)
Net asset value	7.49	84.29	6.30	15.92	3.00	8.91	2.89	1.65
Class Y (6/16/94)
Net asset value	7.48	83.01	6.23	15.23	2.88	8.46	2.75	1.63

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Income Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/17	0.88%	1.63%	1.63%	1.13%	1.13%	0.58%	0.51%	0.63%
Annualized expense ratio
for the six-month period
ended 10/31/18*	0.88%	1.63%	1.63%	1.13%	1.13%	0.58%	0.51%	0.63%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/18 to 10/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.43	$8.18	$8.18	$5.68	$5.68	$2.92	$2.57	$3.17
Ending value (after expenses)	$995.50	$991.70	$991.80	$994.40	$994.40	$997.30	$997.30	$996.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/18, use the following calculation method. To find the value of your investment on 5/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.48	$8.29	$8.29	$5.75	$5.75	$2.96	$2.60	$3.21
Ending value (after expenses)	$1,020.77	$1,016.99	$1,016.99	$1,019.51	$1,019.51	$1,022.28	$1,022.63	$1,022.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Income Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering

16 Income Fund

different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Income Fund 17

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2018, Putnam employees had approximately $475,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Income Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

20 Income Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least February 28, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

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with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

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of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Core Bond Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	3rd
Five-year period	1st

For the one-year period ended December 31, 2017, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2017, there were 500, 435 and 396 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund (the “fund”), including the fund’s portfolio, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
December 11, 2018

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The fund’s portfolio 10/31/18

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (48.7%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (14.9%)
Government National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 6/15/40 to 6/20/48	$24,368,669	$25,387,918
4.70%, with due dates from 6/20/65 to 8/20/67	1,198,716	1,260,685
4.673%, 5/20/65	264,663	276,237
4.667%, 9/20/65	274,479	286,576
4.646%, 6/20/65	139,171	145,167
4.627%, 6/20/67	877,445	920,220
4.621%, 6/20/65	40,666	42,292
4.589%, 5/20/65	48,894	51,034
4.519%, 8/20/65	69,206	71,792
4.507%, 3/20/67	1,068,695	1,111,443
4.50%, 6/20/65	40,961	42,629
4.50%, TBA, 12/1/48	31,000,000	31,747,150
4.50%, TBA, 11/1/48	31,000,000	31,794,375
4.50%, with due dates from 5/20/44 to 5/20/48	7,427,063	7,708,757
4.499%, 5/20/65	1,020,781	1,058,687
4.485%, 5/20/65	70,811	73,332
4.404%, 6/20/65	25,740	26,718
4.32%, 5/20/67	326,662	336,870
4.00%, TBA, 11/1/48	34,000,000	34,209,845
4.00%, with due dates from 9/20/40 to 5/20/48	11,985,275	12,106,714
3.50%, TBA, 11/1/48	43,000,000	42,227,342
3.50%, with due dates from 11/15/42 to 1/20/48	36,612,857	36,041,166
3.00%, TBA, 11/1/48	5,000,000	4,778,516
3.00%, with due dates from 3/20/43 to 10/20/46	2,295,322	2,198,138
		233,903,603
U.S. Government Agency Mortgage Obligations (33.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, 3/1/41	462,223	488,536
4.50%, with due dates from 7/1/44 to 3/1/45	1,397,258	1,442,049
4.00%, with due dates from 12/1/44 to 9/1/45	9,992,725	10,039,757
3.50%, with due dates from 4/1/42 to 11/1/47	18,073,204	17,650,028
3.00%, 10/1/46	3,341,186	3,167,977
2.50%, 4/1/43	715,646	657,190
Federal National Mortgage Association Pass-Through Certificates
6.00%, TBA, 11/1/48	2,000,000	2,151,719
6.00%, with due dates from 2/1/36 to 5/1/41	3,512,770	3,856,604
5.50%, with due dates from 1/1/33 to 2/1/35	595,395	641,166
5.00%, with due dates from 3/1/40 to 1/1/44	1,832,618	1,937,235
4.50%, TBA, 11/1/48	15,000,000	15,355,079
4.50%, with due dates from 7/1/44 to 10/1/46	6,910,367	7,114,448
4.00%, TBA, 11/1/48	30,000,000	29,997,657
4.00%, with due dates from 8/1/44 to 1/1/57	21,658,659	21,744,256
3.50%, with due dates from 5/1/56 to 9/1/57	25,705,342	24,970,256
3.50%, TBA, 12/1/48	78,000,000	75,830,625
3.50%, TBA, 11/1/48	184,000,000	179,083,740
3.50%, with due dates from 6/1/31 to 2/1/47	17,023,642	16,679,556

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U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (48.7%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3.00%, TBA, 11/1/48	$70,000,000	$66,199,217
3.00%, with due dates from 9/1/42 to 3/1/47	18,757,349	17,814,513
2.50%, TBA, 11/1/48	31,000,000	28,323,829
2.50%, 12/1/47	5,954,182	5,469,649
		530,615,086
Total U.S. government and agency mortgage obligations (cost $777,603,135)		$764,518,689

	Principal
MORTGAGE-BACKED SECURITIES (39.2%)*	amount	Value
Agency collateralized mortgage obligations (17.0%)
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.981%,
10/25/27 (Bermuda)	$3,063,668	$3,066,723
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.631%,
8/25/28 (Bermuda)	3,454,000	3,476,641
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
16.621%, 4/15/37	615,739	826,934
IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR) + 24.42%),
16.062%, 5/15/35	84,763	106,453
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
14.753%, 12/15/36	188,775	228,025
IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%),
13.022%, 3/15/35	441,964	534,666
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
11.119%, 6/15/34	312,856	345,691
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 7.031%, 10/25/24	634,854	701,135
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 6.931%, 10/25/28	5,830,000	6,683,291
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 6.431%, 1/25/25	6,602,166	7,073,543
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M2,
(1 Month US LIBOR + 2.60%), 4.881%, 12/25/27	1,920,499	1,955,367
Ser. 4132, Class IP, IO, 4.50%, 11/15/42	4,648,730	792,618
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	2,056,553	483,934
Ser. 4018, Class DI, IO, 4.50%, 7/15/41	2,038,225	289,155
Ser. 3707, Class PI, IO, 4.50%, 7/15/25	709,055	35,717
Structured Agency Credit Risk Debt FRN Ser. 15-HQ1, Class M2,
(1 Month US LIBOR + 2.20%), 4.487%, 3/25/25	114,891	115,174
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M2,
(1 Month US LIBOR + 2.20%), 4.481%, 10/25/28	551,734	556,214
Ser. 4546, Class TI, IO, 4.00%, 12/15/45	13,785,801	3,067,341
Ser. 4500, Class GI, IO, 4.00%, 8/15/45	10,860,297	2,436,399
IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
3.721%, 5/15/41	1,211,357	1,089,838
Ser. 4165, Class AI, IO, 3.50%, 2/15/43	9,959,303	1,906,310
Ser. 4182, Class GI, IO, 3.00%, 1/15/43	14,402,503	988,284
Ser. 4141, Class PI, IO, 3.00%, 12/15/42	5,530,603	617,990

Income Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (39.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	$13,712,912	$1,348,254
Ser. 4176, Class DI, IO, 3.00%, 12/15/42	15,181,636	1,513,305
Ser. 4171, Class NI, IO, 3.00%, 6/15/42	8,717,311	851,681
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	4,998,855	441,769
Ser. 4201, Class JI, IO, 3.00%, 12/15/41	14,248,091	1,195,654
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	6,518,575	597,775
Ser. 4004, IO, 3.00%, 3/15/26	6,332,522	266,156
Ser. 315, PO, zero %, 9/15/43	13,434,685	10,350,940
Ser. 3835, Class FO, PO, zero %, 4/15/41	4,996,161	4,007,360
Ser. 3369, Class BO, PO, zero %, 9/15/37	10,620	8,570
Ser. 3391, PO, zero %, 4/15/37	95,657	78,191
Ser. 3300, PO, zero %, 2/15/37	130,512	106,582
Ser. 3206, Class EO, PO, zero %, 8/15/36	6,204	5,144
Ser. 3175, Class MO, PO, zero %, 6/15/36	22,542	18,124
Ser. 3210, PO, zero %, 5/15/36	19,477	17,290
Ser. 3326, Class WF, zero %, 10/15/35 W	10,749	7,266
FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	14,222	10,527
Federal Home Loan Mortgage Corporation Structured Agency
Credit risk Debt FRN Ser. 15-HQ1, Class M3, (1 Month US LIBOR
+ 3.80%), 6.087%, 3/25/25	500,000	533,262
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%),
26.212%, 7/25/36	305,409	480,214
IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%),
16.202%, 3/25/36	307,499	420,951
IFB Ser. 05-122, Class SE, ((-3.5 x 1 Month US LIBOR) + 23.10%),
15.115%, 11/25/35	459,291	556,156
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
13.406%, 8/25/35	142,246	169,740
IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR) + 20.12%),
13.05%, 12/25/35	317,474	374,113
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%),
11.462%, 11/25/34	55,716	61,338
IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
8.337%, 5/25/40	583,190	626,745
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.281%, 9/25/28	12,770,000	14,941,374
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 7.181%, 11/25/24	4,833,651	5,525,186
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.281%, 5/25/25	1,192,112	1,284,250
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.181%, 7/25/24	2,665,343	2,846,480
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.881%, 5/25/24	845,000	898,195
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M1,
(1 Month US LIBOR + 2.00%), 4.281%, 10/25/28	1,563,167	1,579,224
Ser. 15-3, Class BI, IO, 4.00%, 3/25/44	6,596,828	1,175,297

28 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (39.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	$12,050,657	$2,517,057
Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	11,149,498	2,198,700
Ser. 12-62, Class EI, IO, 4.00%, 4/25/41	7,466,975	1,157,002
Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	6,907,368	1,099,272
Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	13,670,158	2,638,466
Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	4,869,655	748,538
Ser. 14-10, IO, 3.50%, 8/25/42	6,914,483	1,272,464
Ser. 12-128, Class QI, IO, 3.50%, 6/25/42	8,766,287	818,720
Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	11,072,697	1,000,790
Ser. 14-20, Class IA, IO, 3.50%, 7/25/39	8,615,800	602,727
Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	4,449,838	494,119
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	6,380,463	668,609
Ser. 12-144, Class KI, IO, 3.00%, 11/25/42	9,169,199	903,221
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	4,267,488	308,125
Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	6,998,720	568,226
Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	12,045,730	839,551
Ser. 13-67, Class IP, IO, 3.00%, 2/25/42	9,797,601	731,744
Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	3,300,226	193,426
Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	4,159,719	227,133
Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	13,516,375	1,228,611
FRB Ser. 01-50, Class B1, IO, 0.385%, 10/25/41 W	345,060	1,483
FRB Ser. 05-W4, Class 1A, IO, 0.062%, 8/25/45 W	96,161	116
Ser. 03-34, Class P1, PO, zero %, 4/25/43	137,971	114,516
Ser. 07-64, Class LO, PO, zero %, 7/25/37	18,337	15,913
Ser. 07-14, Class KO, PO, zero %, 3/25/37	104,125	82,960
Ser. 06-125, Class OX, PO, zero %, 1/25/37	13,288	10,696
Ser. 06-84, Class OT, PO, zero %, 9/25/36	10,534	8,512
Ser. 06-46, Class OC, PO, zero %, 6/25/36	8,287	6,573
FRB Ser. 02-W6, Class 1A, IO, zero %, 6/25/42 W	524,095	81
Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	10,918,338	2,229,306
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	597,647	87,250
Ser. 14-76, IO, 5.00%, 5/20/44	5,685,911	1,356,283
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	2,656,127	600,656
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	114,442	9,612
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	1,787,550	414,372
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	15,801,445	3,556,526
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	7,360,481	1,731,995
IFB Ser. 10-9, Class YD, IO, ((-1 x 1 Month US LIBOR) + 6.80%),
4.52%, 1/16/40	22,036,334	3,576,083
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	1,812,738	248,309
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	4,377,938	657,873
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	10,466,696	1,664,054
Ser. 12-129, IO, 4.50%, 11/16/42	5,609,650	1,258,469
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	2,745,318	583,957
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	2,838,037	584,357
Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	15,121,727	1,362,165
Ser. 14-71, Class BI, IO, 4.50%, 5/20/29	7,818,399	779,416

Income Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (39.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	$16,251,358	$3,096,696
Ser. 15-94, IO, 4.00%, 7/20/45	692,705	150,896
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	3,211,945	516,771
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	16,075,973	3,460,578
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	5,234,449	1,008,731
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	7,820,908	1,236,009
Ser. 15-52, Class IE, IO, 4.00%, 1/16/43	10,487,559	1,834,553
Ser. 13-4, Class IC, IO, 4.00%, 9/20/42	12,734,071	2,722,063
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	5,762,320	1,176,535
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	12,781,320	2,196,598
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	3,788,593	330,540
Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	7,278,909	729,077
Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	6,795,992	330,732
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	8,329,657	662,972
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
3.87%, 9/20/43	2,111,800	276,435
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	7,736,235	1,301,467
Ser. 15-69, Class XI, IO, 3.50%, 5/20/45	13,907,854	1,652,128
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	13,229,583	1,967,901
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	8,773,966	1,614,576
Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	6,790,295	1,289,321
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	9,254,349	1,256,657
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	3,861,007	608,418
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	3,381,490	599,437
Ser. 12-145, IO, 3.50%, 12/20/42	5,696,628	1,191,414
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	3,864,750	674,051
Ser. 12-136, IO, 3.50%, 11/20/42	14,221,894	2,640,903
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	18,753,332	3,620,618
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	20,189,509	2,033,084
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	8,360,711	858,645
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	6,638,585	721,491
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	13,897,314	1,650,487
Ser. 15-26, Class AI, IO, 3.50%, 5/20/39	27,796,998	2,323,412
Ser. 15-87, Class AI, IO, 3.50%, 12/20/38	12,935,086	906,259
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	9,175,610	880,565
Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	13,719,478	1,432,911
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	6,085,581	436,659
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	14,487,236	1,328,422
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	3,737,994	238,297
Ser. 14-30, Class KI, IO, 3.00%, 2/16/29	5,551,013	350,386
Ser. 14-5, Class LI, IO, 3.00%, 1/16/29	5,800,743	469,245
Ser. 13-164, Class CI, IO, 3.00%, 11/16/28	11,100,002	947,940
Ser. 16-H27, Class BI, IO, 2.495%, 12/20/66 W	13,056,993	1,551,171
Ser. 16-H23, Class NI, IO, 2.483%, 10/20/66 W	42,916,056	4,840,931
FRB Ser. 15-H16, Class XI, IO, 2.333%, 7/20/65 W	22,537,608	2,222,208
Ser. 16-H24, Class JI, IO, 2.181%, 11/20/66 W	16,378,083	1,985,843
Ser. 17-H08, Class NI, IO, 2.151%, 3/20/67 W	15,421,280	1,751,857
Ser. 16-H11, Class HI, IO, 2.089%, 1/20/66 W	35,706,388	3,302,841

30 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (39.2%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 18-H02, Class EI, IO, 1.967%, 1/20/68 W	$16,843,761	$2,310,753
Ser. 17-H12, Class QI, IO, 1.955%, 5/20/67 W	23,717,232	2,794,933
Ser. 15-H15, Class JI, IO, 1.951%, 6/20/65 W	18,245,656	1,713,267
Ser. 17-H18, Class CI, IO, 1.893%, 9/20/67 W	14,612,785	2,100,588
Ser. 17-H23, Class BI, IO, 1.874%, 11/20/67 W	21,975,093	2,248,052
Ser. 15-H12, Class AI, IO, 1.854%, 5/20/65 W	27,227,421	2,344,771
Ser. 15-H20, Class AI, IO, 1.826%, 8/20/65 W	24,846,118	2,161,612
Ser. 15-H10, Class CI, IO, 1.809%, 4/20/65 W	27,417,359	2,444,943
Ser. 18-H05, Class AI, IO, 1.804%, 2/20/68 W	21,326,633	2,905,754
Ser. 15-H12, Class GI, IO, 1.793%, 5/20/65 W	36,015,980	3,018,139
Ser. 15-H12, Class EI, IO, 1.699%, 4/20/65 W	26,518,920	2,089,691
Ser. 15-H09, Class BI, IO, 1.692%, 3/20/65 W	30,640,944	2,425,506
Ser. 18-H17, Class GI, IO, 1.669%, 10/20/68 W	30,614,377	3,979,869
Ser. 17-H10, Class MI, IO, 1.657%, 4/20/67 W	19,858,402	1,890,520
Ser. 15-H26, Class DI, IO, 1.653%, 10/20/65 W	18,683,945	1,783,999
Ser. 15-H01, Class CI, IO, 1.634%, 12/20/64 W	25,076,508	1,281,861
Ser. 15-H25, Class AI, IO, 1.611%, 9/20/65 W	22,666,092	1,711,290
Ser. 15-H17, Class CI, IO, 1.601%, 6/20/65 W	26,419,139	1,301,037
Ser. 15-H14, Class BI, IO, 1.578%, 5/20/65 W	2,250,054	109,647
Ser. 15-H28, Class DI, IO, 1.551%, 8/20/65 W	26,129,962	1,717,888
Ser. 15-H25, Class CI, IO, 1.522%, 10/20/65 W	23,743,778	2,132,191
Ser. 14-H11, Class GI, IO, 1.473%, 6/20/64 W	47,367,188	3,298,935
Ser. 14-H07, Class BI, IO, 1.462%, 5/20/64 W	37,828,460	2,789,849
Ser. 10-H19, Class GI, IO, 1.414%, 8/20/60 W	30,074,219	1,686,923
Ser. 17-H14, Class EI, IO, 1.375%, 6/20/67 W	24,078,462	2,076,767
Ser. 16-H04, Class KI, IO, 1.254%, 2/20/66 W	29,623,772	2,184,753
Ser. 16-H02, Class HI, IO, 1.182%, 1/20/66 W	46,541,117	3,732,598
Ser. 18-H17, Class TI, IO, 1.168%, 10/20/68 W	28,876,000	2,684,919
Ser. 15-H04, Class AI, IO, 1.086%, 12/20/64 W	30,414,536	2,471,181
IFB Ser. 11-70, Class YI, IO, ((-1 x 1 Month US LIBOR) + 5.00%),
0.15%, 12/20/40	11,226,479	68,217
Ser. 10-151, Class KO, PO, zero %, 6/16/37	217,205	174,383
Ser. 06-36, Class OD, PO, zero %, 7/16/36	13,824	10,998
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 3.832%, 10/25/28 (Bermuda)	1,974,000	1,974,000
		266,831,155
Commercial mortgage-backed securities (13.5%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.221%, 1/15/49 W	2,107,073	3,180
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 04-4, Class XC, IO, 0.322%, 7/10/42 W	78,116	1
FRB Ser. 07-5, Class XW, IO, zero %, 2/10/51 W	2,690,694	27
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.439%, 11/10/41 W	1,311,942	4,108
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	21,755,131	218
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.465%, 1/12/45 W	4,551,000	4,255,185
FRB Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	45,523	—

Income Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (39.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.27%, 3/11/39 W	$5,480,608	$3,836,426
FRB Ser. 06-PW14, Class X1, IO, 0.315%, 12/11/38 W	437,660	2,188
Capmark Mortgage Securities, Inc. FRB Ser. 97-C1, Class X, IO,
1.337%, 7/15/29 W	306,836	4,406
CD Commercial Mortgage Trust FRB Ser. 16-CD1, Class XA, IO,
1.427%, 8/10/49 W	23,789,514	1,924,572
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.771%, 12/11/49 W	150,377	15
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.756%, 12/15/47 W	601,000	621,188
FRB Ser. 11-C2, Class E, 5.756%, 12/15/47 W	3,258,000	3,151,074
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class XA, IO, 1.307%, 11/10/46 W	38,496,649	1,356,872
FRB Ser. 14-GC19, Class XA, IO, 1.142%, 3/10/47 W	91,380,566	4,442,558
FRB Ser. 15-GC31, Class XA, IO, 0.406%, 6/10/48 W	74,020,272	1,594,712
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC21, Class D, 4.926%, 5/10/47 W	696,000	634,714
FRB Ser. 06-C5, Class XC, IO, 0.496%, 10/15/49 W	10,023,809	100
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.82%, 5/15/46 W	3,902,544	3,918,315
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.738%, 5/10/47 W	1,619,000	1,605,504
FRB Ser. 14-CR18, Class C, 4.732%, 7/15/47 W	889,000	885,264
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	949,000	977,916
FRB Ser. 14-UBS6, Class C, 4.463%, 12/10/47 W	1,113,000	1,068,384
FRB Ser. 14-LC15, Class XA, IO, 1.275%, 4/10/47 W	95,970,536	3,806,191
FRB Ser. 14-CR19, Class XA, IO, 1.184%, 8/10/47 W	41,899,717	1,661,253
FRB Ser. 14-UBS4, Class XA, IO, 1.18%, 8/10/47 W	31,858,582	1,482,980
FRB Ser. 13-LC13, Class XA, IO, 1.167%, 8/10/46 W	39,658,795	1,659,324
FRB Ser. 14-CR18, Class XA, IO, 1.15%, 7/15/47 W	58,136,538	2,185,352
FRB Ser. 14-CR17, Class XA, IO, 1.08%, 5/10/47 W	51,084,401	2,000,005
FRB Ser. 14-UBS6, Class XA, IO, 0.962%, 12/10/47 W	54,758,688	2,207,104
FRB Ser. 15-CR23, Class XA, IO, 0.961%, 5/10/48 W	37,607,442	1,477,165
FRB Ser. 14-LC17, Class XA, IO, 0.961%, 10/10/47 W	28,677,059	828,652
COMM Mortgage Trust 144A
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,918,000	1,553,440
Ser. 15-LC19, Class D, 2.867%, 2/10/48	2,131,000	1,803,163
FRB Ser. 12-LC4, Class XA, IO, 2.206%, 12/10/44 W	20,210,873	1,116,428
FRB Ser. 06-C8, Class XS, IO, 0.442%, 12/10/46 W	3,695,947	37
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C4, Class C, 5.985%, 9/15/39 W	1,317,673	1,335,343
FRB Ser. 08-C1, Class AJ, 5.971%, 2/15/41 W	9,861,000	8,359,170
FRB Ser. 07-C2, Class AX, IO, 0.04%, 1/15/49 W	8,680,689	87
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.012%, 5/15/38 W	732,606	2,595
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.796%, 4/15/50 W	3,980,000	3,562,950

32 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (39.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.338%, 8/10/44 W	$2,143,500	$2,201,070
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.087%, 12/10/49 W	22,179,057	24,548
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB
Ser. 05-C1, Class X1, IO, 0.982%, 5/10/43 W	214,462	2
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.996%, 1/10/47 W	1,273,000	1,253,655
FRB Ser. 13-GC10, Class XA, IO, 1.52%, 2/10/46 W	67,092,847	3,498,892
FRB Ser. 13-GC12, Class XA, IO, 1.438%, 6/10/46 W	32,043,446	1,650,526
FRB Ser. 14-GC18, Class XA, IO, 1.045%, 1/10/47 W	42,056,059	1,855,135
FRB Ser. 14-GC22, Class XA, IO, 0.99%, 6/10/47 W	64,092,065	2,457,867
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.652%, 1/10/45 W	1,590,376	1,560,000
FRB Ser. 13-GC10, Class E, 4.397%, 2/10/46 W	3,347,000	2,589,089
JPMBB Commercial Mortgage Securities Trust FRB Ser. 14-C25,
Class XA, IO, 0.947%, 11/15/47 W	33,326,176	1,272,960
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.566%, 8/15/46 W	4,051,000	3,299,268
FRB Ser. C14, Class D, 4.566%, 8/15/46 W	6,516,000	5,852,278
FRB Ser. 14-C25, Class D, 3.945%, 11/15/47 W	5,849,000	4,670,608
Ser. 14-C23, Class E, 3.364%, 9/15/47 W	2,623,000	2,014,123
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	4,818,000	2,949,300
JPMorgan Chase Commercial Mortgage Securities Corp. FRB
Ser. 12-LC9, Class XA, IO, 1.545%, 12/15/47 W	42,724,862	1,950,390
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 16-JP2, Class XA, IO, 1.846%, 8/15/49 W	18,138,751	1,975,237
FRB Ser. 13-LC11, Class XA, IO, 1.273%, 4/15/46 W	46,010,674	2,124,313
FRB Ser. 13-C16, Class XA, IO, 1.022%, 12/15/46 W	46,310,515	1,752,043
FRB Ser. 13-C10, Class XA, IO, 1.01%, 12/15/47 W	71,069,553	2,482,957
FRB Ser. 06-LDP8, Class X, IO, 0.286%, 5/15/45 W	1,032,297	1,341
FRB Ser. 07-LDPX, Class X, IO, 0.151%, 1/15/49 W	8,344,777	10,808
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.233%, 2/12/51 W	396,904	397,896
FRB Ser. 11-C3, Class F, 5.676%, 2/15/46 W	4,436,000	4,286,156
FRB Ser. 12-C6, Class E, 5.14%, 5/15/45 W	3,917,000	3,460,920
FRB Ser. 13-C16, Class D, 5.01%, 12/15/46 W	641,000	641,826
FRB Ser. 12-C8, Class D, 4.651%, 10/15/45 W	2,931,000	2,805,852
FRB Ser. 12-C8, Class E, 4.651%, 10/15/45 W	678,000	636,549
FRB Ser. 12-LC9, Class D, 4.373%, 12/15/47 W	621,000	611,294
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	2,038,000	1,539,475
FRB Ser. 05-CB12, Class X1, IO, 0.363%, 9/12/37 W	2,254,017	2,769
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	660,845	7
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.182%, 2/15/40 W	269,889	28
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C5, Class XCL, IO, 0.507%, 9/15/40 W	4,399,656	25,744
FRB Ser. 05-C7, Class XCL, IO, 0.318%, 11/15/40 W	2,286,641	5,613
FRB Ser. 07-C2, Class XCL, IO, 0.182%, 2/15/40 W	5,978,152	624

Income Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (39.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.072%, 4/20/48 W	$3,057,000	$2,662,586
Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.961%, 8/12/39 W	364,961	4
FRB Ser. 05-MCP1, Class XC, IO, 0.001%, 6/12/43 W	888,168	24
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 6.722%, 5/15/44 W	9,853	1,362
FRB Ser. 06-C4, Class X, IO, 6.235%, 7/15/45 W	187,340	5,540
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C7, Class XA, IO, 1.358%, 2/15/46 W	53,742,964	2,477,282
FRB Ser. 15-C26, Class XA, IO, 1.038%, 10/15/48 W	38,367,054	2,098,588
FRB Ser. 13-C12, Class XA, IO, 0.626%, 10/15/46 W	123,887,749	2,884,714
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.703%, 8/15/47 W	1,035,000	930,897
FRB Ser. 13-C11, Class D, 4.357%, 8/15/46 W	5,438,000	4,350,400
FRB Ser. 13-C11, Class F, 4.357%, 8/15/46 W	6,212,000	2,174,200
FRB Ser. 13-C10, Class E, 4.082%, 7/15/46 W	5,447,000	4,366,626
Ser. 14-C17, Class E, 3.50%, 8/15/47	2,709,000	1,901,249
Ser. 14-C18, Class D, 3.389%, 10/15/47	2,046,000	1,622,838
Morgan Stanley Capital I Trust FRB Ser. 16-BNK2, Class XA, IO,
1.098%, 11/15/49 W	27,906,997	1,657,397
Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class F, 6.107%, 1/11/43 W	1,812,279	1,789,626
FRB Ser. 12-C4, Class E, 5.42%, 3/15/45 W	1,850,000	1,680,725
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	1,661,295	138,718
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.072%, 12/15/50 W	34,569,667	2,425,857
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class XA, IO,
2.07%, 5/10/45 W	12,559,166	716,230
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.893%, 5/10/63 W	2,565,000	1,761,642
Ser. 13-C6, Class E, 3.50%, 4/10/46	3,489,000	2,475,878
FRB Ser. 12-C4, Class XA, IO, 1.642%, 12/10/45 W	44,553,721	2,290,133
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.076%, 6/15/45 W	575,500	521,748
FRB Ser. 06-C29, IO, 0.279%, 11/15/48 W	6,456,121	258
FRB Ser. 07-C34, IO, 0.108%, 5/15/46 W	2,565,760	834
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C21, Class E, 5.241%, 10/15/44 W	4,945,000	4,697,750
FRB Ser. 06-C26, Class XC, IO, 0.045%, 6/15/45 W	547,628	110
FRB Ser. 05-C18, Class XC, IO, zero %, 4/15/42 W	179,848	2
Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16,
Class XA, IO, 1.334%, 8/15/50 W	82,721,772	3,495,822
WF-RBS Commercial Mortgage Trust
FRB Ser. 14-C22, Class XA, IO, 0.849%, 9/15/57 W	35,934,350	1,329,894
FRB Ser. 13-C14, Class XA, IO, 0.741%, 6/15/46 W	97,603,577	2,590,399
FRB Ser. 14-C23, Class XA, IO, 0.63%, 10/15/57 W	69,247,657	1,915,131

34 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (39.2%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.651%, 2/15/44 W	$5,677,438	$5,632,921
Ser. 11-C4, Class E, 5.231%, 6/15/44 W	3,023,768	2,892,282
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	6,151,000	4,455,520
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	1,601,000	799,051
FRB Ser. 12-C7, Class D, 4.822%, 6/15/45 W	4,142,000	3,789,060
FRB Ser. 12-C10, Class D, 4.442%, 12/15/45 W	1,834,000	1,605,030
FRB Ser. 12-C10, Class E, 4.442%, 12/15/45 W	3,645,000	2,369,250
Ser. 13-C12, Class E, 3.50%, 3/15/48	893,000	683,327
FRB Ser. 12-C9, Class XA, IO, 1.887%, 11/15/45 W	59,753,448	3,576,244
FRB Ser. 11-C5, Class XA, IO, 1.738%, 11/15/44 W	32,299,262	1,281,021
FRB Ser. 12-C10, Class XA, IO, 1.567%, 12/15/45 W	42,711,805	2,188,681
FRB Ser. 13-C11, Class XA, IO, 1.216%, 3/15/45 W	23,004,794	952,178
		212,378,358
Residential mortgage-backed securities (non-agency) (8.7%)
BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A2, 2.914%, 1/26/46 W	8,733,000	8,139,339
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M2, (1 Month US LIBOR + 3.35%), 5.631%,
10/25/27 (Bermuda)	11,470,000	11,907,168
FRB Ser. 18-2A, Class M1C, (1 Month US LIBOR + 1.60%), 3.881%,
8/25/28 (Bermuda)	1,080,000	1,087,388
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 04-3A, Class A2, (1 Month US LIBOR + 0.30%),
2.581%, 8/25/35	1,717,339	1,698,620
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 8.631%, 9/25/28	10,997,870	13,456,317
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.431%, 11/25/28	6,718,200	7,888,050
FRB Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%),
7.281%, 12/25/28	4,290,000	5,009,282
Structured Agency Credit Risk Debt FRN Ser. 14-DN2, Class M3,
(1 Month US LIBOR + 3.60%), 5.881%, 4/25/24	2,690,000	2,964,344
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 5.531%, 7/25/29	403,000	435,473
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2,
(1 Month US LIBOR + 2.50%), 4.781%, 3/25/30	2,650,000	2,745,368
Federal Home Loan Mortgage Corporation 144A Structured
Agency Credit Risk Debt FRN Ser. 18-DNA2, Class B1, (1 Month
US LIBOR + 3.70%), 5.981%, 12/25/30	4,330,000	4,376,682
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.181%, 10/25/28	14,657,880	16,815,804
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 7.581%, 10/25/28	16,603,000	19,436,905
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 6.731%, 1/25/29	3,641,000	4,046,824
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 6.631%, 5/25/29	260,000	288,885
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.531%, 4/25/29	556,000	629,388

Income Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (39.2%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 5.831%, 7/25/29	$268,000	$290,564
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 5.081%, 2/25/30	900,000	935,250
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2,
(1 Month US LIBOR + 2.55%), 4.831%, 12/25/30	4,989,700	5,055,117
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	134,710	13
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
3.041%, 8/26/47 W	4,746,000	4,617,872
NovaStar Mortgage Funding Trust FRB Ser. 04-2, Class M4, (1 Month
US LIBOR + 1.80%), 4.081%, 9/25/34	1,955,860	1,955,878
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 6.281%, 4/25/27 (Bermuda)	1,172,000	1,210,090
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 2.70%), 4.981%, 3/25/28 (Bermuda)	1,500,000	1,520,566
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 3.181%, 11/25/34	1,686,771	1,686,240
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR1, Class A2B, (1 Month US LIBOR + 0.80%),
3.081%, 1/25/45	1,216,573	1,209,159
FRB Ser. 05-AR11, Class A1C3, (1 Month US LIBOR + 0.51%),
2.791%, 8/25/45	2,218,833	2,220,045
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.43%),
2.711%, 10/25/45	9,146,796	9,052,613
FRB Ser. 05-AR17, Class A1B2, (1 Month US LIBOR + 0.41%),
2.691%, 12/25/45	3,502,769	3,378,771
FRB Ser. 05-AR2, Class 2A1B, (1 Month US LIBOR + 0.37%),
2.651%, 1/25/45	1,188,642	1,181,985
FRB Ser. 05-AR17, Class A1B3, (1 Month US LIBOR + 0.35%),
2.631%, 12/25/45	1,042,185	1,034,702
		136,274,702
Total mortgage-backed securities (cost $641,719,232)		$615,484,215

	Principal
CORPORATE BONDS AND NOTES (24.5%)*	amount	Value
Basic materials (1.4%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	$340,000	$354,795
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	455,000	463,179
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	4,860,000	4,770,643
Georgia-Pacific, LLC sr. unsec. unsub. notes 7.75%, 11/15/29	260,000	338,868
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	327,000	324,477
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	2,378,000	2,378,556
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	1,585,000	1,515,894

36 Income Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value
Basic materials cont.
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	$1,681,000	$1,675,521
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	382,000	511,091
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	1,543,000	1,426,363
Southern Copper Corp. sr. unsec. unsub. notes 5.375%,
4/16/20 (Peru)	200,000	204,900
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	847,000	721,988
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 8/15/26	2,725,000	2,524,746
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	3,316,000	4,233,044
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	354,000	448,888
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	769,000	943,575
		22,836,528
Capital goods (1.1%)
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	1,465,000	1,345,554
L3 Technologies, Inc. company guaranty sr. unsec. bonds
3.85%, 12/15/26	2,786,000	2,695,780
L3 Technologies, Inc. company guaranty sr. unsec. notes
4.40%, 6/15/28	1,988,000	1,984,995
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	4,110,000	3,796,947
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	3,205,000	3,135,259
Republic Services, Inc. sr. unsec. notes 3.95%, 5/15/28	3,920,000	3,840,977
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	713,000	714,122
		17,513,634
Communication services (2.0%)
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	2,284,000	2,098,955
AT&T, Inc. 144A sr. unsec. notes 4.10%, 2/15/28	4,566,000	4,335,568
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	427,000	422,507
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	2,253,000	2,287,151
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	1,006,000	1,010,286
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	1,636,000	1,472,473
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	1,100,000	1,328,639
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	711,000	606,956
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	514,000	440,105
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	388,000	453,049

Income Fund 37

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value
Communication services cont.
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	$2,209,000	$2,032,924
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	2,616,000	2,435,216
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	1,777,000	1,642,995
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	403,000	414,562
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	1,073,000	997,040
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	285,000	273,527
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	236,000	223,532
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	726,750	719,483
Telefonica Emisiones SAU company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	2,623,000	2,335,490
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	1,325,000	1,310,842
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	1,052,000	996,770
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	3,110,000	2,996,408
		30,834,478
Consumer cyclicals (2.9%)
21st Century Fox America, Inc. company guaranty sr. unsec. notes
7.75%, 1/20/24	482,000	558,101
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
bonds 4.75%, 9/15/44	65,000	67,000
21st Century Fox America, Inc. company guaranty sr. unsec. unsub.
notes 7.75%, 12/1/45	2,603,000	3,757,901
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	1,048,000	968,204
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,364,000	1,267,964
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,187,000	1,117,837
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	1,408,000	1,234,800
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	1,786,000	1,609,269
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	313,000	302,901
Ecolab, Inc. sr. unsec. unsub. notes 3.25%, 12/1/27	5,145,000	4,869,123
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	625,000	571,524
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	520,000	496,868
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	910,000	863,766
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	677,000	650,123
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	3,252,000	3,105,660
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	1,105,000	1,078,756

38 Income Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value
Consumer cyclicals cont.
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	$3,445,000	$3,410,550
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	750,000	705,000
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	5,475,000	5,387,834
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	4,002,000	3,633,452
NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	223,000	222,146
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	764,000	717,159
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	613,000	604,423
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	524,000	496,689
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	1,032,000	1,051,228
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,014,000	3,763,125
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,946,000	1,775,725
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
3.80%, 2/15/27	336,000	314,829
Time Warner, Inc. company guaranty sr. unsec. unsub. bonds
2.95%, 7/15/26	427,000	377,822
		44,979,779
Consumer staples (1.8%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 4.90%, 2/1/46	4,541,000	4,277,588
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. bonds 3.65%, 2/1/26	262,000	249,219
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	318,000	304,725
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	4,175,000	3,839,748
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	48,370	51,368
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	959,805	1,107,252
Diageo Investment Corp. company guaranty sr. unsec. notes
8.00%, 9/15/22	203,000	235,337
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	1,451,000	1,330,876
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	859,000	1,049,362
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	1,393,000	1,480,502
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	289,000	285,057
Kraft Heinz Co. (The) company guaranty sr. unsec. bonds
4.375%, 6/1/46	4,897,000	4,074,316
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	2,071,000	1,998,515
Maple Escrow Subsidiary, Inc. 144A company guaranty sr. unsec.
notes 4.597%, 5/25/28	5,253,000	5,172,356
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	1,462,000	1,343,142
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	1,968,000	1,820,216
		28,619,579

Income Fund 39

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value
Energy (2.0%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	$1,543,000	$1,512,140
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	3,051,000	2,868,441
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	3,294,000	3,030,480
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	360,000	357,545
Energy Transfer Partners LP sr. unsec. unsub. notes 6.50%, 2/1/42	542,000	559,535
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	235,000	242,865
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	4,718,000	4,757,913
EQT Corp. sr. unsec. unsub. notes 3.90%, 10/1/27	2,346,000	2,134,715
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	1,054,000	1,150,327
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	292,000	327,722
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,853,000	1,644,871
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	821,000	781,207
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	3,166,000	3,180,743
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	336,000	311,578
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	1,399,000	1,325,553
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	3,382,000	3,094,530
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	283,000	370,489
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	3,611,000	3,601,135
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	192,000	188,874
		31,440,663
Financials (6.6%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	4,390,000	4,258,335
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,054,000	958,972
Air Lease Corp. sr. unsec. unsub. notes 3.00%, 9/15/23	302,000	284,433
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	2,579,000	2,637,028
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,428,000	1,752,870
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	1,806,000	1,593,561
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	585,000	600,356
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	186,324
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	2,000,000	1,971,024
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	892,000	817,580
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	623,000	603,836
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	94,000	96,114
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	260,000	262,326
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	5,062,000	4,893,764
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	2,870,000	3,017,288

40 Income Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value
Financials cont.
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	$264,000	$255,179
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	1,063,000	1,025,811
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	715,000	740,164
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	1,716,000	1,733,980
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,182,000	1,189,388
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,060,000	2,867,498
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,791,000	1,670,207
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	6,240,000	6,072,394
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,299,000	1,310,366
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	795,000	718,988
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	293,000	284,943
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	1,310,000	1,215,680
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	4,355,000	4,279,671
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)	4,093,000	3,986,965
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	773,000	776,281
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	347,000	330,518
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	12,305,000	11,930,606
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	728,000	697,569
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	527,000	615,814
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6.625%, 3/30/40	1,969,000	2,329,362
Hospitality Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	1,289,000	1,172,074
Hospitality Properties Trust sr. unsec. unsub. notes
4.65%, 3/15/24 R	136,000	134,576
Hospitality Properties Trust sr. unsec. unsub. notes
4.50%, 3/15/25 R	485,000	467,252
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	816,000	854,931
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	5,191,000	4,548,663
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37	42,000	48,090
Lloyds Banking Group PLC unsec. sub. bonds 4.344%, 1/9/48
(United Kingdom)	1,225,000	1,018,057
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	1,191,000	1,163,728
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. notes
8.875%, 6/1/39	1,442,000	2,146,854
Metropolitan Life Insurance Co. 144A unsec. sub. notes
7.80%, 11/1/25	2,381,000	2,875,130
Mid-America Apartments LP sr. unsec. notes 4.30%, 10/15/23 R	45,000	45,445
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	626,000	611,703
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	1,387,000	1,257,058

Income Fund 41

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value
Financials cont.
OneAmerica Financial Partners, Inc. 144A sr. unsec. notes
7.00%, 10/15/33	$757,000	$870,156
Peachtree Corners Funding Trust 144A company guaranty sr.
unsec. unsub. bonds 3.976%, 2/15/25	356,000	345,451
Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40	630,000	774,075
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	1,126,000	1,136,874
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	3,860,000	3,758,281
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)	265,000	254,933
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	260,000	249,834
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	1,548,000	1,550,242
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	1,321,000	1,315,875
Teachers Insurance & Annuity Association of America 144A unsec.
sub. bonds 4.90%, 9/15/44	230,000	237,439
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	667,000	855,352
TIAA Asset Management Finance Co., LLC 144A sr. unsec. sub.
notes 4.125%, 11/1/24	24,000	24,014
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,640,000	1,526,803
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	1,561,000	1,525,348
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	200,000	197,310
VEREIT Operating Partnership LP company guaranty sr. unsec.
notes 4.60%, 2/6/24 R	2,164,000	2,165,019
VEREIT Operating Partnership LP company guaranty sr. unsec.
unsub. bonds 4.875%, 6/1/26 R	114,000	113,755
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	250,000	303,612
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	226,000	235,637
WP Carey, Inc. sr. unsec. unsub. notes 4.60%, 4/1/24 R	1,659,000	1,667,084
		103,415,850
Health care (2.8%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	319,000	304,697
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	1,776,000	1,644,379
Anthem, Inc. sr. unsec. unsub. notes 4.625%, 5/15/42	369,000	349,691
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
4.669%, 6/6/47	3,087,000	2,898,596
Becton Dickinson and Co. (BD) sr. unsec. unsub. bonds
3.70%, 6/6/27	2,652,000	2,490,234
CVS Health Corp. sr. unsec. unsub. bonds 5.05%, 3/25/48	1,484,000	1,446,991
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	4,450,000	4,281,838
Elanco Animal Health, Inc. 144A sr. unsec. notes 4.90%, 8/28/28	3,589,000	3,545,516
Halfmoon Parent, Inc. 144A sr. unsub. notes 3.75%, 7/15/23	9,049,000	8,970,147
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	336,000	341,880

42 Income Fund

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value
Health care cont.
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	$725,000	$713,400
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	1,276,000	1,291,153
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 4.50%, 4/1/27 R	1,565,000	1,498,488
Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	1,222,000	1,230,171
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	642,000	619,132
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	666,000	624,375
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	1,226,000	1,109,913
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	1,021,000	963,169
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	6,040,000	5,981,068
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	3,370,000	3,267,312
		43,572,150
Technology (2.4%)
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	1,216,000	1,204,742
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	269,000	267,974
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	371,000	342,241
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	3,532,000	3,243,221
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	3,181,000	3,296,308
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	700,000	813,451
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	2,465,000	2,421,182
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	6,040,000	5,978,167
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	773,000	937,812
Microchip Technology, Inc. 144A company guaranty sr. notes
4.333%, 6/1/23	3,835,000	3,747,094
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	956,000	871,862
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	3,251,000	2,992,207
Oracle Corp. sr. unsec. unsub. notes 3.25%, 11/15/27	925,000	872,904
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	1,146,000	1,048,038
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	5,645,000	5,511,084
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	1,332,000	1,217,638
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	2,682,000	2,477,498
		37,243,423
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	1,282,000	1,176,785
Southwest Airlines Co. Pass Through Trust pass-through
certificates Ser. 07-1, Class A, 6.15%, 8/1/22	66,823	70,103
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 07-1, Class A, 6.636%, 7/2/22	250,617	262,019
United Airlines, Inc. Pass-Through Trust pass-through certificates
Ser. 14-2, Class A, 3.75%, 9/3/26	135,183	132,934
		1,641,841

Income Fund 43

	Principal
CORPORATE BONDS AND NOTES (24.5%)* cont.	amount	Value
Utilities and power (1.4%)
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	$962,000	$949,975
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	1,421,000	1,461,551
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	322,000	356,526
Arizona Public Services Co. sr. unsec. notes 4.50%, 4/1/42	118,000	117,576
Berkshire Hathaway Energy Co. sr. unsec. bonds 6.50%, 9/15/37	227,000	273,915
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	555,000	654,160
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	266,000	307,050
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	214,000	205,482
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	219,000	211,026
EDP Finance BV 144A sr. unsec. unsub. notes 5.25%,
1/14/21 (Netherlands)	345,000	353,039
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	460,000	570,501
Emera US Finance LP company guaranty sr. unsec. notes
3.55%, 6/15/26	611,000	566,315
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	686,000	674,237
Energy Transfer LP sr. sub. notes 5.875%, 1/15/24	4,189,000	4,403,686
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,269,000	1,122,895
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	437,000	417,313
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	729,000	709,884
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,504,000	1,596,992
Iberdrola International BV company guaranty sr. unsec. unsub.
bonds 6.75%, 7/15/36 (Spain)	283,000	331,724
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	844,000	814,768
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	707,000	685,223
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	439,000	437,135
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	665,000	641,167
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	200,000	242,079
NextEra Energy Capital Holdings, Inc. company guaranty jr. unsec.
sub. FRB 4.80%, 12/1/77	962,000	859,788
Oncor Electric Delivery Co., LLC sr. notes 4.10%, 6/1/22	439,000	447,399
PacifiCorp sr. mtge. bonds 6.25%, 10/15/37	139,000	170,350
PPL WEM Ltd./Western Power Distribution, Ltd. 144A sr. unsec.
unsub. notes 5.375%, 5/1/21 (United Kingdom)	972,000	1,001,919
Puget Energy, Inc. sr. sub. notes 3.65%, 5/15/25	858,000	822,266
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9.50%, 4/1/19	1,576,000	1,617,229
		23,023,170
Total corporate bonds and notes (cost $398,701,167)		$385,121,095

44 Income Fund

	Principal
ASSET-BACKED SECURITIES (1.9%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.081%, 11/25/50	$3,432,000	$3,432,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.082%, 4/24/19	11,361,000	11,361,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
2.882%, 9/24/19	6,303,000	6,303,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.882%, 7/24/19	8,943,000	8,943,000
Total asset-backed securities (cost $30,039,000)		$30,039,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.9%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
3.1165/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.1165	$224,005,400	$58,241
Citibank, N.A.
(3.031)/3 month USD-LIBOR-BBA/Jun-49	Jun-19/3.031	17,674,600	1,238,282
(3.23)/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.23	39,755,900	1,042,002
(3.29)/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.29	39,755,900	803,069
3.1905/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.1905	252,810,000	755,902
(3.296)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.296	224,005,400	687,697
3.126/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.126	224,005,400	510,732
(3.3745)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.3745	252,810,000	164,327
Goldman Sachs International
(3.0325)/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.0325	318,047,000	1,125,886
(3.01)/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.01	318,047,000	830,103
3.2775/3 month USD-LIBOR-BBA/Jan-20	Jan-19/3.2775	318,047,000	349,852
3.0325/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.0325	318,047,000	263,979
3.01/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.01	318,047,000	165,384
2.99375/3 month USD-LIBOR-BBA/Jan-20	Jan-19/2.99375	318,047,000	162,204
JPMorgan Chase Bank N.A.
(3.25)/3 month USD-LIBOR-BBA/Jan-29	Jan-19/3.25	159,023,500	1,332,617
(2.925)/3 month USD-LIBOR-BBA/Nov-20	Nov-18/2.925	238,535,200	880,195
3.11/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.11	119,267,600	25,046
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00	18,691,900	1,578,905
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00	18,691,900	1,577,223
(2.92875)/3 month USD-LIBOR-BBA/Nov-20	Nov-18/2.92875	156,614,200	563,811
Total purchased swap options outstanding (cost $16,171,003)			$14,115,457

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-18/$95.68	$52,000,000	$52,000,000	$3,536
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.02	57,000,000	57,000,000	128,592

Income Fund 45

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.1%)* cont.	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/$98.17	$57,000,000	$57,000,000	$105,564
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.33	57,000,000	57,000,000	85,956
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.19	57,000,000	57,000,000	57
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.38	57,000,000	57,000,000	57
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.56	57,000,000	57,000,000	57
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.75	57,000,000	57,000,000	621,984
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.59	57,000,000	57,000,000	567,207
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.44	57,000,000	57,000,000	515,793
Total purchased options outstanding (cost $3,286,250)				$2,028,803

	Principal
MUNICIPAL BONDS AND NOTES (0.2%)*	amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$770,000	$1,051,258
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds),
6.718%, 1/1/49	675,000	930,346
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	845,000	930,793
Total municipal bonds and notes (cost $2,294,510)		$2,912,397

	Principal amount/
SHORT-TERM INVESTMENTS (20.9%)*		shares	Value
Interest in $503,000,000 joint tri-party repurchase agreement dated 10/31/18 with Citigroup Global Markets, Inc. due
11/1/18 — maturity value of $35,998,220 for an effective yield of 2.220% (collateralized by various U.S. Treasury notes and a U.S. Treasury bond with coupon rates ranging from 0.750%
to 2.250% and due dates ranging from 8/15/19 to 8/15/46, valued
at $513,080,898)		$35,996,000	$35,996,000
Putnam Short Term Investment Fund 2.33% L	Shares	235,817,220	235,817,220
U.S. Treasury Bills 2.097%, 11/8/18 # ∆ §		$17,152,000	17,145,030
U.S. Treasury Bills 2.146%, 12/13/18 # ∆ §		16,197,000	16,156,467
U.S. Treasury Bills 2.312%, 1/24/19 ∆ §		6,465,000	6,430,964
U.S. Treasury Bills 2.163%, 12/18/18		4,289,000	4,277,090
U.S. Treasury Bills 2.060%, 11/15/18 # ∆ § Φ		4,212,000	4,208,540
U.S. Treasury Bills 2.153%, 11/1/18 ∆ § Φ		4,009,000	4,009,000
U.S. Treasury Bills 2.129%, 11/23/18 # ∆ § Φ		1,769,000	1,766,674

46 Income Fund

	Principal amount/
SHORT-TERM INVESTMENTS (20.9%)* cont.	shares	Value
U.S. Treasury Bills 2.151%, 12/6/18 # ∆ §	$1,437,000	$1,434,021
U.S. Treasury Bills 2.269%, 1/10/19 ∆ §	691,000	688,016
U.S. Treasury Bills 2.292%, 1/17/19 § Φ	668,000	664,797
Total short-term investments (cost $328,594,701)		$328,593,819

TOTAL INVESTMENTS
Total investments (cost $2,198,408,998)		$2,142,813,475

Key to holding’s abbreviations

DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2017 through October 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,568,844,484.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $4,216,687 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $23,286,916 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $811,066 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $23,960,768 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

Income Fund 47

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $509,251,303 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond 30 yr (Long)	102	$14,088,750	$14,088,750	Dec-18	$(574,142)
U.S. Treasury Bond Ultra 30 yr (Long)	385	57,449,219	57,449,219	Dec-18	(3,748,504)
U.S. Treasury Note 2 yr (Long)	322	67,831,313	67,831,313	Dec-18	(191,738)
U.S. Treasury Note 5 yr (Long)	1,772	199,142,345	199,142,345	Dec-18	(1,554,128)
U.S. Treasury Note 10 yr (Long)	945	111,923,438	111,923,438	Dec-18	(1,541,929)
U.S. Treasury Note Ultra 10 yr (Long)	230	28,775,156	28,775,156	Dec-18	(607,804)
Unrealized appreciation					—
Unrealized (depreciation)					(8,218,245)
Total					$(8,218,245)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/18 (premiums $16,021,249)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(3.204)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.204	$112,002,700	$209,445
Barclays Bank PLC
2.813/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.813	167,414,000	1,130,045
Citibank, N.A.
3.50/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.50	39,755,900	252,848
3.2825/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.2825	126,405,000	279,355
3.43/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.43	39,755,900	366,947
3.395/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.395	39,755,900	465,542
(3.211)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.211	112,002,700	542,093
3.33/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.33	39,755,900	640,070
3.211/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.211	112,002,700	700,017
(3.2825)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.2825	126,405,000	924,021
3.09/3 month USD-LIBOR-BBA/Jun-24	Jun-19/3.09	78,553,800	956,000
2.663/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.663	167,414,000	1,561,973
Goldman Sachs International
(3.02125)/3 month USD-LIBOR-BBA/Dec-22	Dec-18/3.02125	318,047,000	419,822
(3.1325)/3 month USD-LIBOR-BBA/Jan-21	Jan-19/3.1325	318,047,000	486,612
3.02125/3 month USD-LIBOR-BBA/Dec-22	Dec-18/3.02125	318,047,000	1,930,545

48 Income Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/18 (premiums $16,021,249) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
JPMorgan Chase Bank N.A.
3.41/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.41	$119,267,600	$2,385
3.085/3 month USD-LIBOR-BBA/Nov-20	Nov-18/3.085	238,535,200	317,252
3.005/3 month USD-LIBOR-BBA/Nov-20	Nov-18/3.005	238,535,200	570,099
3.18/3 month USD-LIBOR-BBA/Jan-24	Jan-19/3.18	148,687,000	648,275
3.26/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.26	34,667,100	791,103
2.77/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.77	445,256,000	3,277,084
Morgan Stanley & Co. International PLC
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-25/3.00	18,691,900	1,314,041
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-25/3.00	18,691,900	1,315,721
Total			$19,101,295

WRITTEN OPTIONS OUTSTANDING at 10/31/18 (premiums $3,232,813)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Nov-18/$95.68	$52,000,000	$52,000,000	$572,156
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.36	57,000,000	57,000,000	82,878
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.51	57,000,000	57,000,000	66,918
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.67	57,000,000	57,000,000	53,694
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.70	57,000,000	57,000,000	51,585
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.85	57,000,000	57,000,000	40,983
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/99.01	57,000,000	57,000,000	32,205
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.72	57,000,000	57,000,000	57
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.54	57,000,000	57,000,000	57
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.91	57,000,000	57,000,000	57
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.27	57,000,000	57,000,000	463,068

Income Fund 49

WRITTEN OPTIONS OUTSTANDING at 10/31/18 (premiums $3,232,813) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/$97.11	$57,000,000	$57,000,000	$418,608
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/96.95	57,000,000	57,000,000	377,511
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/96.78	57,000,000	57,000,000	336,015
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/96.63	57,000,000	57,000,000	301,644
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/96.47	57,000,000	57,000,000	270,294
Total				$3,067,730

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/18
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$55,656,700	$(2,176,177)	$645,061
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	33,394,000	(3,583,176)	588,068
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	55,656,700	(2,176,177)	(889,394)
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	33,394,000	(3,583,176)	(1,646,992)
Citibank, N.A.
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	55,656,700	(2,176,177)	634,486
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	244,331
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	(295,136)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	55,656,700	(2,176,177)	(884,385)
Goldman Sachs International
(2.725)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.725	9,503,400	(761,698)	187,217
(3.005)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/3.005	9,503,400	(658,586)	159,752
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	148,472
3.169/3 month USD-LIBOR-BBA/
Nov-28 (Purchased)	Nov-18/3.169	224,005,400	(909,462)	(15,680)

50 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/18 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Goldman Sachs International cont.
2.725/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.725	$9,503,400	$(761,698)	$(207,079)
3.005/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/3.005	9,503,400	(864,809)	(218,293)
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	(270,429)
(3.229)/3 month USD-LIBOR-BBA/
Nov-28 (Written)	Nov-18/3.229	112,002,700	686,950	(8,960)
3.379/3 month USD-LIBOR-BBA/
Nov-28 (Written)	Nov-18/3.379	112,002,700	201,605	(8,960)
JPMorgan Chase Bank N.A.
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	322,586
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(611,825)	229,448
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(988,354)	111,380
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(549,297)	(96,935)
3.062/3 month USD-LIBOR-BBA/
Dec-28 (Purchased)	Dec-18/3.062	143,427,700	(431,478)	(172,113)
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(881,529)	(358,428)
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	(2,483,846)
	Mar-21/5.00
(5.00 Floor)//Mar-21 (Written)	Floor	1,000,000	222,000	158,750
3.302/3 month USD-LIBOR-BBA/
Dec-28 (Written)	Dec-18/3.302	143,427,700	392,036	(166,375)
Morgan Stanley & Co. International PLC
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(873,546)	236,006
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	5,332
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	(861)
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(613,535)	(238,743)
Unrealized appreciation				3,670,889
Unrealized (depreciation)				(7,962,609)
Total				$(4,291,720)

Income Fund 51

TBA SALE COMMITMENTS OUTSTANDING at 10/31/18 (proceeds receivable $311,768,516)
	Principal	Settlement
Agency	amount	date	Value
Federal Home Loan Mortgage Corporation, 3.50%, 11/1/48	$5,000,000	11/13/18	$4,866,797
Federal Home Loan Mortgage Corporation, 3.00%, 11/1/48	2,000,000	11/13/18	1,891,250
Federal National Mortgage Association, 4.00%, 11/1/48	1,000,000	11/13/18	999,922
Federal National Mortgage Association, 3.50%, 11/1/48	82,000,000	11/13/18	79,809,058
Federal National Mortgage Association, 3.00%, 12/1/48	70,000,000	12/13/18	66,125,388
Federal National Mortgage Association, 3.00%, 11/1/48	111,000,000	11/13/18	104,973,044
Government National Mortgage Association, 5.00%, 11/1/48	20,000,000	11/19/18	20,790,624
Government National Mortgage Association, 4.50%, 11/1/48	31,000,000	11/19/18	31,794,375
Total			$311,250,458

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$313,228,300	$1,426,755	$(655,045)	10/5/20	2.8225% —	3 month USD-	$698,952
				Semiannually	LIBOR-BBA —
					Quarterly
5,000,000	4,985	(31)	5/26/20	3 month USD-	6 month USD-	(4,244)
				LIBOR-BBA	LIBOR-BBA —
				plus 12.70% —	Semiannually
				Semiannually
74,668,500	1,820,567	422,754	9/25/28	3 month USD-	2.936% —	(1,360,669)
				LIBOR-BBA —	Semiannually
				Quarterly
149,336,900	2,487,803	(412,657)	9/25/28	3.026% —	3 month USD-	1,987,417
				Semiannually	LIBOR-BBA —
					Quarterly
119,267,600	625,797	111,723	10/11/28	3 month USD-	3.16% —	(473,090)
				LIBOR-BBA —	Semiannually
				Quarterly
112,002,700	2,418,138	597,729	10/9/28	3 month USD-	2.97% —	(1,789,438)
				LIBOR-BBA —	Semiannually
				Quarterly
224,005,400	3,293,103	(607,785)	10/9/28	3.05% —	3 month USD-	2,612,426
				Semiannually	LIBOR-BBA —
					Quarterly
74,668,500	1,328,278	424,620	10/16/28	3 month USD-	3.015% —	(890,711)
				LIBOR-BBA —	Semiannually
				Quarterly
149,336,900	1,561,765	(435,057)	10/16/28	3.10% —	3 month USD-	1,095,526
				Semiannually	LIBOR-BBA —
					Quarterly
439,860,600	699,378 E	(167,418)	12/19/20	3.05% —	3 month USD-	531,961
				Semiannually	LIBOR-BBA —
					Quarterly
3,572,500	5,680 E	1,253	12/19/20	3 month USD-	3.05% —	(4,427)
				LIBOR-BBA —	Semiannually
				Quarterly

52 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$294,081,500	$739,615 E	$(901,801)	12/19/23	3.10% —	3 month USD-	$(162,186)
				Semiannually	LIBOR-BBA —
					Quarterly
183,130,700	1,387,581 E	137,067	12/19/28	3 month USD-	3.15% —	(1,250,513)
				LIBOR-BBA —	Semiannually
				Quarterly
465,000	9,072 E	2,522	12/19/48	3.20% —	3 month USD-	11,594
				Semiannually	LIBOR-BBA —
					Quarterly
24,152,500	471,215 E	(135,248)	12/19/48	3 month USD-	3.20% —	(606,463)
				LIBOR-BBA —	Semiannually
				Quarterly
3,136,100	15,113	(44)	10/30/28	3.167% —	3 month USD-	15,232
				Semiannually	LIBOR-BBA —
					Quarterly
114,242,800	972,435	(1,515)	10/2/28	3.1215% —	3 month USD-	911,983
				Semiannually	LIBOR-BBA —
					Quarterly
2,862,400	39,664 E	(98)	1/7/49	3.23% —	3 month USD-	39,567
				Semiannually	LIBOR-BBA —
					Quarterly
6,421,500	12,907 E	(91)	11/7/28	3.204% —	3 month USD-	12,816
				Semiannually	LIBOR-BBA —
					Quarterly
8,746,300	7,819	(124)	10/22/28	3.2325% —	3 month USD-	(9,013)
				Semiannually	LIBOR-BBA —
					Quarterly
2,385,400	4,819 E	(81)	1/11/49	3.29% —	3 month USD-	4,737
				Semiannually	LIBOR-BBA —
					Quarterly
35,100,000	164,163	(465)	10/9/28	3 month USD-	3.275% —	179,945
				LIBOR-BBA —	Semiannually
				Quarterly
35,100,000	115,093	(465)	10/9/28	3 month USD-	3.25877% —	130,527
				LIBOR-BBA —	Semiannually
				Quarterly
35,100,000	102,948	(465)	10/9/28	3 month USD-	3.25475% —	118,297
				LIBOR-BBA —	Semiannually
				Quarterly
35,100,000	101,474	(465)	10/9/28	3 month USD-	3.25427% —	116,812
				LIBOR-BBA —	Semiannually
				Quarterly
35,100,000	131,836	(465)	10/9/28	3 month USD-	3.26431% —	147,389
				LIBOR-BBA —	Semiannually
				Quarterly
40,551,000	114,962 E	(574)	11/7/28	3.26% —	3 month USD-	(115,536)
				Semiannually	LIBOR-BBA —
					Quarterly

Income Fund 53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$6,738,000	$21,528	$(89)	10/11/28	3 month USD-	3.258% —	$24,121
				LIBOR-BBA —	Semiannually
				Quarterly
24,912,000	106,300	(330)	10/12/28	3 month USD-	3.2705% —	115,405
				LIBOR-BBA —	Semiannually
				Quarterly
182,500	203	(1)	10/15/23	3 month USD-	3.1545% —	247
				LIBOR-BBA —	Semiannually
				Quarterly
57,282,500	64,099	(463)	10/15/23	3.15468% —	3 month USD-	(78,975)
				Semiannually	LIBOR-BBA —
					Quarterly
69,395,500	11,450	(561)	10/15/23	3.13395% —	3 month USD-	(28,832)
				Semiannually	LIBOR-BBA —
					Quarterly
35,958,000	13,089	(477)	10/16/28	3.214703% —	3 month USD-	3,350
				Semiannually	LIBOR-BBA —
					Quarterly
41,816,000	14,552	(554)	10/18/28	3.2255% —	3 month USD-	(24,059)
				Semiannually	LIBOR-BBA —
					Quarterly
46,361,000	24,293	(615)	10/19/28	3 month USD-	3.2155% —	(16,227)
				LIBOR-BBA —	Semiannually
				Quarterly
39,377,500	91,750	(522)	10/19/28	3 month USD-	3.24857% —	99,035
				LIBOR-BBA —	Semiannually
				Quarterly
39,377,500	89,820	(522)	10/19/28	3 month USD-	3.248% —	97,098
				LIBOR-BBA —	Semiannually
				Quarterly
22,364,000	79,884	(297)	10/22/28	3 month USD-	3.2635% —	82,496
				LIBOR-BBA —	Semiannually
				Quarterly
1,133,000	4,733	(15)	10/22/28	3 month USD-	3.2705% —	4,867
				LIBOR-BBA —	Semiannually
				Quarterly
53,587,000	91,098	(711)	10/23/28	3.242% —	3 month USD-	(97,229)
				Semiannually	LIBOR-BBA —
					Quarterly
31,519,000	117,566	(418)	10/23/28	3 month USD-	3.2655% —	120,501
				LIBOR-BBA —	Semiannually
				Quarterly
17,887,000	54,698	(237)	10/24/28	3 month USD-	3.258% —	55,906
				LIBOR-BBA —	Semiannually
				Quarterly
34,092,000	38,899	(452)	10/25/28	3.2095% —	3 month USD-	36,716
				Semiannually	LIBOR-BBA —
					Quarterly

54 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$26,154,000	$19,563	$(347)	10/26/28	3.2145% —	3 month USD-	$18,472
				Semiannually	LIBOR-BBA —
					Quarterly
21,811,500	36,600	(289)	10/29/28	3.203% —	3 month USD-	36,990
				Semiannually	LIBOR-BBA —
					Quarterly
26,348,000	142,938	(349)	10/30/28	3.16% —	3 month USD-	143,965
				Semiannually	LIBOR-BBA —
					Quarterly
42,777,500	303,464	(567)	10/30/28	3.14072% —	3 month USD-	305,154
				Semiannually	LIBOR-BBA —
					Quarterly
42,777,500	304,105	(567)	10/30/28	3.14054% —	3 month USD-	305,796
				Semiannually	LIBOR-BBA —
					Quarterly
53,197,000	308,596	(705)	10/31/28	3.155% —	3 month USD-	311,615
				Semiannually	LIBOR-BBA —
					Quarterly
75,156,100	341,209 E	(1,064)	12/6/28	3.182% —	3 month USD-	340,144
				Semiannually	LIBOR-BBA —
					Quarterly
37,081,000	15,574	(492)	11/2/28	3 month USD-	3.21469% —	(16,066)
				LIBOR-BBA —	Semiannually
				Quarterly
67,201,600	2,688 E	(957)	12/4/28	3.229% —	3 month USD-	1,732
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(1,633,827)				$3,791,113

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$158,475	$158,695	$—	1/12/41	4.00% (1 month	Synthetic TRS	$1,505
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
285,383	284,837	—	1/12/41	4.50% (1 month	Synthetic TRS	1,860
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
493,151	489,268	—	1/12/36	(5.50%) 1 month	Synthetic TRS	(1,504)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 55

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$171,726	$171,545	$—	1/12/40	4.50% (1 month	Synthetic MBX	$(5)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
124,719	124,893	—	1/12/41	4.00% (1 month	Synthetic TRS	1,185
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
390,540	389,754	—	1/12/40	4.00% (1 month	Synthetic MBX	(464)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
181,166	179,957	—	1/12/39	6.00% (1 month	Synthetic TRS	789
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,579,502	2,574,309	—	1/12/40	4.00% (1 month	Synthetic MBX	(3,062)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
39,102	38,834	—	1/12/38	6.50% (1 month	Synthetic TRS	173
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
294,518	293,825	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(334)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
405,294	405,856	—	1/12/41	4.00% (1 month	Synthetic TRS	3,849
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,917,662	1,915,633	—	1/12/40	4.50% (1 month	Synthetic MBX	(52)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,589,347	2,591,561	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(6,414)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
346,429	344,053	—	1/12/38	6.50% (1 month	Synthetic TRS	1,532
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
99,517	99,701	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(1,095)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

56 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$601,306	$600,414	$—	1/12/43	3.50% (1 month	Synthetic TRS	$3,620
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
60,228	60,138	—	1/12/43	3.50% (1 month	Synthetic TRS	363
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,886,835	3,880,518	—	1/12/40	5.00% (1 month	Synthetic MBX	(1,540)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
40,410,396	40,344,814	—	1/12/41	5.00% (1 month	Synthetic MBX	(16,066)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
44,064,059	44,064,059	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(77,805)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
3,306,018	3,300,653	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,314)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
783,339	782,068	—	1/12/41	5.00% (1 month	Synthetic MBX	(311)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
7,485,041	7,465,986	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(11,497)
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
267,345	267,345	—	1/12/39	(5.00%) 1 month	Synthetic TRS	(2,646)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
173,364	173,107	—	1/12/43	3.50% (1 month	Synthetic TRS	1,044
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
481,587	482,479	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(5,299)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 57

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$956,452	$963,082	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$15,597
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
533,088	532,699	—	1/12/44	3.50% (1 month	Synthetic TRS	3,539
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
606,985	607,828	—	1/12/41	4.00% (1 month	Synthetic TRS	5,765
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
479,460	479,110	—	1/12/44	3.50% (1 month	Synthetic TRS	3,183
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
349,386	349,131	—	1/12/44	3.50% (1 month	Synthetic TRS	2,320
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
523,833	523,833	—	1/12/45	3.50% (1 month	Synthetic TRS	3,763
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,632,503	1,631,414	—	1/12/45	4.00% (1 month	Synthetic TRS	11,558
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
571,699	571,317	—	1/12/45	4.00% (1 month	Synthetic TRS	4,048
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
562,282	562,282	—	1/12/45	3.50% (1 month	Synthetic TRS	4,039
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,460,454	2,463,869	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(23,369)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
496,782	493,375	—	1/12/38	6.50% (1 month	Synthetic TRS	2,197
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
383,229	380,601	—	1/12/38	6.50% (1 month	Synthetic TRS	1,695
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

58 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$1,130,955	$1,123,411	$—	1/12/39	6.00% (1 month	Synthetic TRS	$4,923
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
481,360	478,059	—	1/12/38	6.50% (1 month	Synthetic TRS	2,129
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
206,894	206,498	—	1/12/41	4.50% (1 month	Synthetic TRS	1,349
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,942,225	2,942,225	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,195)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,105,313	1,105,313	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,952)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
493,151	489,268	—	1/12/36	5.50% (1 month	Synthetic TRS	1,504
				USD-LIBOR) —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
42,284	42,342	—	1/12/41	4.00% (1 month	Synthetic TRS	402
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,626	14,529	—	1/12/39	6.00% (1 month	Synthetic TRS	64
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
449,822	446,822	—	1/12/39	6.00% (1 month	Synthetic TRS	1,958
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,030,537	4,030,537	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(7,117)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
149,452	149,452	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(264)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
398,493	398,493	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(704)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$165,532	$164,397	$—	1/12/38	6.50% (1 month	Synthetic TRS	$732
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
544,433	540,700	—	1/12/38	6.50% (1 month	Synthetic TRS	2,408
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
812,020	806,603	—	1/12/39	6.00% (1 month	Synthetic TRS	3,535
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
993,402	994,781	—	1/12/41	4.00% (1 month	Synthetic TRS	9,435
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
939,585	941,324	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(10,338)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
968,728	968,021	—	1/12/44	3.50% (1 month	Synthetic TRS	6,431
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
567,398	567,019	—	1/12/45	4.00% (1 month	Synthetic TRS	4,017
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
626,085	625,156	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(3,769)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,093,809	1,096,569	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(10,697)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
129,294	129,474	—	1/12/41	4.00% (1 month	Synthetic TRS	1,228
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
939,625	941,364	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(10,339)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

60 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$1,962,166	$1,942,452	$—	1/12/44	4.00% (1 month	Synthetic TRS	$(4,442)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,797,574	1,796,261	—	1/12/44	(3.50%) 1 month	Synthetic TRS	(11,934)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,962,166	1,942,452	—	1/12/44	(4.00%) 1 month	Synthetic TRS	4,442
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
623,109	627,428	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(10,162)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		118,181
Upfront premium (paid)		—		Unrealized (depreciation)		(229,690)
Total		$—		Total		$(111,509)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$9,405,000	$132,178	$—	7/3/22	(1.9225%) — At	USA Non Revised	$132,178
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
9,405,000	162,067	—	7/3/27	2.085% — At	USA Non Revised	(162,067)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
10,792,000	169,963	—	7/5/22	(1.89%) — At	USA Non Revised	169,963
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
10,792,000	222,682	—	7/5/27	2.05% — At	USA Non Revised	(222,682)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$—				$(82,608)

Income Fund 61

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$13,534	$198,000	$27,562	5/11/63	300 bp —	$(13,912)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	26,395	438,000	60,970	5/11/63	300 bp —	(34,319)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	54,079	876,000	121,939	5/11/63	300 bp —	(67,349)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	51,528	904,000	125,837	5/11/63	300 bp —	(73,782)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	(131)	337,000	7,717	5/11/63	200 bp —	(7,717)
Index						Monthly
CMBX NA A.6	A/P	308	397,000	9,091	5/11/63	200 bp —	(8,629)
Index						Monthly
CMBX NA A.6	A/P	462	397,000	9,091	5/11/63	200 bp —	(8,475)
Index						Monthly
CMBX NA BB.7	BB/P	116,708	908,000	133,294	1/17/47	500 bp —	(15,703)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	35,971	327,000	45,518	5/11/63	300 bp —	(9,356)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	38,298	359,000	49,973	5/11/63	300 bp —	(11,465)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	53,902	490,000	68,208	5/11/63	300 bp —	(14,020)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	66,061	673,000	93,682	5/11/63	300 bp —	(27,229)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	73,033	730,000	101,616	5/11/63	300 bp —	(28,157)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	107,308	1,087,000	151,310	5/11/63	300 bp —	(43,368)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	126,206	1,144,000	159,245	5/11/63	300 bp —	(32,372)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	169,734	1,670,000	232,464	5/11/63	300 bp —	(61,756)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	206,990	2,168,000	301,786	5/11/63	300 bp —	(93,531)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	132,715	2,662,000	60,960	5/11/63	200 bp —	72,790
Index						Monthly
CMBX NA A.6	A/P	2,036,197	40,122,000	918,794	5/11/63	200 bp —	1,133,006
Index						Monthly
CMBX NA A.7	A-/P	11,938	287,000	1,521	1/17/47	200 bp —	10,529
Index						Monthly
CMBX NA A.7	A-/P	102,321	2,780,000	14,734	1/17/47	200 bp —	88,668
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,149	665,000	92,568	5/11/63	300 bp —	(25,031)
Index						Monthly

62 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$111,485	$1,014,000	$141,149	5/11/63	300 bp —	$(29,072)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	142,334	1,265,000	176,088	5/11/63	300 bp —	(33,016)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	214,399	1,693,000	235,666	5/11/63	300 bp —	(20,279)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	271,905	2,342,000	326,006	5/11/63	300 bp —	(52,735)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	232,198	2,368,000	329,626	5/11/63	300 bp —	(96,047)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	264,277	2,500,000	348,000	5/11/63	300 bp —	(82,265)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	283,039	2,530,000	352,176	5/11/63	300 bp —	(67,662)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	306,540	2,573,000	358,162	5/11/63	300 bp —	(50,121)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	280,186	2,576,000	358,579	5/11/63	300 bp —	(76,891)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,723,028	16,115,000	2,243,208	5/11/63	300 bp —	(510,780)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	143,564	2,186,000	137,062	1/17/47	300 bp —	7,777
Index						Monthly
CMBX NA BBB–.7	BBB–/P	210,436	2,847,000	178,507	1/17/47	300 bp —	33,589
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	5,271	168,000	3,847	5/11/63	200 bp —	1,489
Index						Monthly
CMBX NA A.6	A/P	16,026	526,000	12,045	5/11/63	200 bp —	4,185
Index						Monthly
CMBX NA A.6	A/P	40,497	800,000	18,320	5/11/63	200 bp —	22,488
Index						Monthly
CMBX NA A.6	A/P	65,795	1,256,000	28,762	5/11/63	200 bp —	37,521
Index						Monthly
CMBX NA A.6	A/P	88,084	1,783,000	40,831	5/11/63	200 bp —	47,947
Index						Monthly
CMBX NA A.6	A/P	55,332	1,789,000	40,968	5/11/63	200 bp —	15,060
Index						Monthly
CMBX NA A.6	A/P	109,667	1,964,000	44,976	5/11/63	200 bp —	65,455
Index						Monthly
CMBX NA A.6	A/P	165,367	2,518,000	57,662	5/11/63	200 bp —	108,684
Index						Monthly
CMBX NA A.6	A/P	130,272	2,529,000	57,914	5/11/63	200 bp —	73,342
Index						Monthly
CMBX NA A.6	A/P	152,946	2,939,000	67,303	5/11/63	200 bp —	86,786
Index						Monthly
CMBX NA A.6	A/P	148,581	3,016,000	69,066	5/11/63	200 bp —	80,688
Index						Monthly

Income Fund 63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA A.6	A/P	$224,300	$3,497,000	$80,081	5/11/63	200 bp —	$145,579
Index						Monthly
CMBX NA A.6	A/P	285,860	5,647,000	129,316	5/11/63	200 bp —	158,740
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,607	146,000	20,323	5/11/63	300 bp —	(7,631)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,143	375,000	52,200	5/11/63	300 bp —	(33,839)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,346	392,000	54,566	5/11/63	300 bp —	(10,992)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,557	401,000	55,819	5/11/63	300 bp —	(12,028)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,389	401,000	55,819	5/11/63	300 bp —	(12,197)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	39,801	503,000	70,018	5/11/63	300 bp —	(29,923)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	34,791	667,000	92,846	5/11/63	300 bp —	(57,666)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,283	671,000	93,403	5/11/63	300 bp —	(59,729)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,711	671,000	93,403	5/11/63	300 bp —	(60,300)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	77,301	714,000	99,389	5/11/63	300 bp —	(21,671)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	98,179	933,000	129,874	5/11/63	300 bp —	(31,151)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	68,535	1,006,000	140,035	5/11/63	300 bp —	(70,913)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	134,237	1,144,000	159,245	5/11/63	300 bp —	(24,341)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	200,757	1,446,000	201,283	5/11/63	300 bp —	317
Index						Monthly
CMBX NA BBB–.7	BBB–/P	49,185	605,000	37,934	1/17/47	300 bp —	11,605
Index						Monthly
CMBX NA BBB–.7	BBB–/P	126,786	1,819,000	114,051	1/17/47	300 bp —	13,795
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	149,214	705,000	172,584	5/11/63	500 bp —	(22,685)
Index						Monthly
CMBX NA A.6	A/P	3,572	67,000	1,534	5/11/63	200 bp —	2,064
Index						Monthly
CMBX NA A.6	A/P	9,475	208,000	4,763	5/11/63	200 bp —	4,793
Index						Monthly
CMBX NA A.6	A/P	9,924	576,000	13,190	5/11/63	200 bp —	(3,043)
Index						Monthly
CMBX NA A.6	A/P	26,447	922,000	21,114	5/11/63	200 bp —	5,692
Index						Monthly

64 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA A.6	A/P	$106,467	$1,965,000	$44,999	5/11/63	200 bp —	$62,233
Index						Monthly
CMBX NA A.6	A/P	118,037	2,331,000	53,380	5/11/63	200 bp —	65,564
Index						Monthly
CMBX NA A.6	A/P	126,001	2,507,000	57,410	5/11/63	200 bp —	69,566
Index						Monthly
CMBX NA A.6	A/P	88,458	2,688,000	61,555	5/11/63	200 bp —	27,948
Index						Monthly
CMBX NA A.6	A/P	173,376	3,385,000	77,517	5/11/63	200 bp —	97,175
Index						Monthly
CMBX NA A.6	A/P	218,564	4,026,000	92,195	5/11/63	200 bp —	127,934
Index						Monthly
CMBX NA A.6	A/P	250,960	4,947,000	113,286	5/11/63	200 bp —	140,315
Index						Monthly
CMBX NA A.6	A/P	249,808	5,000,000	114,500	5/11/63	200 bp —	137,252
Index						Monthly
CMBX NA A.6	A/P	530,174	9,000,000	206,100	5/11/63	200 bp —	327,574
Index						Monthly
CMBX NA A.6	A/P	1,032,363	17,500,000	400,750	5/11/63	200 bp —	638,418
Index						Monthly
CMBX NA BBB–.6	BBB–/P	42,939	379,000	52,757	5/11/63	300 bp —	(9,596)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	59,512	383,000	53,314	5/11/63	300 bp —	6,421
Index						Monthly
CMBX NA BBB–.6	BBB–/P	49,440	408,000	56,794	5/11/63	300 bp —	(7,116)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	54,150	466,000	64,867	5/11/63	300 bp —	(10,445)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	58,291	503,000	70,018	5/11/63	300 bp —	(11,434)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,340	597,000	83,102	5/11/63	300 bp —	(11,414)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	78,081	688,000	95,770	5/11/63	300 bp —	(17,288)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	79,859	712,000	99,110	5/11/63	300 bp —	(18,836)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	78,422	714,000	99,389	5/11/63	300 bp —	(20,550)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	103,193	732,000	101,894	5/11/63	300 bp —	1,726
Index						Monthly
CMBX NA BBB–.6	BBB–/P	78,850	733,000	102,034	5/11/63	300 bp —	(22,756)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	78,850	733,000	102,034	5/11/63	300 bp —	(22,756)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	89,047	751,000	104,539	5/11/63	300 bp —	(15,054)
Index						Monthly

Income Fund 65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$77,823	$787,000	$109,550	5/11/63	300 bp —	$(31,268)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	102,625	821,000	114,283	5/11/63	300 bp —	(11,179)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	83,066	867,000	120,686	5/11/63	300 bp —	(37,115)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	124,021	1,015,000	141,288	5/11/63	300 bp —	(16,675)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	117,980	1,072,000	149,222	5/11/63	300 bp —	(30,618)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	130,849	1,173,000	163,282	5/11/63	300 bp —	(31,749)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	133,775	1,411,000	196,411	5/11/63	300 bp —	(61,813)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	188,866	1,524,000	212,141	5/11/63	300 bp —	(22,386)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	151,727	1,574,000	219,101	5/11/63	300 bp —	(66,456)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	197,015	1,785,000	248,472	5/11/63	300 bp —	(50,416)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	260,606	2,345,000	326,424	5/11/63	300 bp —	(64,450)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	270,691	2,455,000	341,736	5/11/63	300 bp —	(69,613)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	283,809	2,467,000	343,406	5/11/63	300 bp —	(58,158)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	322,766	2,684,000	373,613	5/11/63	300 bp —	(49,281)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	322,766	2,684,000	373,613	5/11/63	300 bp —	(49,281)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	326,047	2,766,000	385,027	5/11/63	300 bp —	(57,366)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	309,169	2,891,000	402,427	5/11/63	300 bp —	(91,572)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	939,015	7,841,000	1,091,467	5/11/63	300 bp —	(147,878)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,457,400	8,284,000	1,153,133	5/11/63	300 bp —	309,100
Index						Monthly
CMBX NA BBB–.7	BBB–/P	392	15,000	941	1/17/47	300 bp —	(540)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	93,740	709,000	44,454	1/17/47	300 bp —	49,700
Index						Monthly
CMBX NA BBB–.7	BBB–/P	436,274	3,609,000	226,284	1/17/47	300 bp —	212,095
Index						Monthly

66 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA A.6	A/P	$29,775	$2,100,000	$48,090	5/11/63	200 bp —	$(17,498)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,803	370,000	51,504	5/11/63	300 bp —	(9,485)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	116,427	991,000	137,947	5/11/63	300 bp —	(20,942)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	170,644	1,443,000	200,866	5/11/63	300 bp —	(29,380)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	284,572	2,540,000	353,568	5/11/63	300 bp —	(67,515)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	201,817	1,459,000	203,093	5/11/63	300 bp —	(425)
Index						Monthly
CMBX NA A.6	A/P	—	643,000	14,725	5/11/63	200 bp —	(14,474)
Index						Monthly
CMBX NA A.6	A/P	3,311	1,218,000	27,892	5/11/63	200 bp —	(24,108)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	37,481	329,000	45,797	5/11/63	300 bp —	(8,124)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	60,396	493,000	68,626	5/11/63	300 bp —	(7,942)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	59,702	504,000	70,157	5/11/63	300 bp —	(10,160)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	65,454	556,000	77,395	5/11/63	300 bp —	(11,616)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	66,515	562,000	78,230	5/11/63	300 bp —	(11,387)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	198,484	1,754,000	244,157	5/11/63	300 bp —	(44,650)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	301,001	2,484,000	345,773	5/11/63	300 bp —	(43,323)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	448,144	3,500,000	487,200	5/11/63	300 bp —	(35,844)
Index						Monthly
Upfront premium received		22,649,596		Unrealized appreciation			4,505,610
Upfront premium (paid)		(131)		Unrealized (.depreciation)			(3,525,080)
Total		$22,649,465		Total			$980,530

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Income Fund 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,164)	$157,000	$832	1/17/47	(200 bp) —	$(393)
					Monthly
CMBX NA BB.7 Index	(28,902)	177,000	25,984	1/17/47	(500 bp) —	(3,091)
					Monthly
CMBX NA BB.9 Index	(142,029)	922,000	141,066	9/17/58	(500 bp) —	(1,859)
					Monthly
CMBX NA BB.9 Index	(142,669)	922,000	141,066	9/17/58	(500 bp) —	(2,500)
					Monthly
CMBX NA BB.9 Index	(139,805)	908,000	138,924	9/17/58	(500 bp) —	(1,764)
					Monthly
CMBX NA BB.9 Index	(71,701)	458,000	70,074	9/17/58	(500 bp) —	(2,072)
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(118,205)	6,697,000	1,639,426	5/11/63	(500 bp) —	1,534,353
					Monthly
CMBX NA BB.7 Index	(761,903)	4,632,000	679,978	1/17/47	(500 bp) —	(86,429)
					Monthly
CMBX NA BB.7 Index	(173,028)	938,000	137,698	1/17/47	(500 bp) —	(36,242)
					Monthly
CMBX NA BB.9 Index	(226,349)	1,418,000	216,954	9/17/58	(500 bp) —	(10,773)
					Monthly
CMBX NA BB.9 Index	(59,440)	386,000	59,058	9/17/58	(500 bp) —	(758)
					Monthly
CMBX NA BB.9 Index	(36,130)	231,000	35,343	9/17/58	(500 bp) —	(1,012)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(392,011)	3,832,000	938,074	5/11/63	(500 bp) —	542,337
					Monthly
CMBX NA BB.7 Index	(241,670)	1,597,000	234,440	1/17/47	(500 bp) —	(8,783)
					Monthly
CMBX NA BB.6 Index	(44,124)	302,000	73,930	5/11/63	(500 bp) —	29,512
					Monthly
CMBX NA BB.7 Index	(691,993)	3,408,000	500,294	1/17/47	(500 bp) —	(195,012)
					Monthly
CMBX NA BB.7 Index	(204,744)	1,211,000	177,775	1/17/47	(500 bp) —	(28,147)
					Monthly
CMBX NA BB.7 Index	(194,318)	1,186,000	174,105	1/17/47	(500 bp) —	(21,367)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(112,593)	705,000	103,494	1/17/47	(500 bp) —	(9,784)
					Monthly
CMBX NA A.7 Index	(61,347)	2,910,000	15,423	1/17/47	(200 bp) —	(47,056)
					Monthly
CMBX NA BB.6 Index	(279,973)	1,931,000	472,709	5/11/63	(500 bp) —	190,859
					Monthly
CMBX NA BB.6 Index	(146,989)	1,022,000	250,186	5/11/63	(500 bp) —	102,203
					Monthly

68 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.6 Index	$(111,356)	$792,000	$193,882	5/11/63	(500 bp) —	$81,755
					Monthly
CMBX NA BB.6 Index	(70,996)	534,000	130,723	5/11/63	(500 bp) —	59,208
					Monthly
CMBX NA BB.7 Index	(914,337)	5,341,000	784,059	1/17/47	(500 bp) —	(135,470)
					Monthly
CMBX NA BB.7 Index	(228,669)	1,408,000	206,694	1/17/47	(500 bp) —	(23,343)
					Monthly
CMBX NA BB.7 Index	(126,168)	806,000	118,321	1/17/47	(500 bp) —	(8,630)
					Monthly
CMBX NA BB.7 Index	(139,307)	774,000	113,623	1/17/47	(500 bp) —	(26,437)
					Monthly
CMBX NA BB.7 Index	(99,731)	635,000	93,218	1/17/47	(500 bp) —	(7,130)
					Monthly
CMBX NA BB.7 Index	(10,923)	55,000	8,074	1/17/47	(500 bp) —	(2,902)
					Monthly
CMBX NA BB.7 Index	(7,670)	39,000	5,725	1/17/47	(500 bp) —	(1,983)
					Monthly
CMBX NA BBB–.7 Index	(53,931)	733,000	45,959	1/17/47	(300 bp) —	(8,400)
					Monthly
CMBX NA BBB–.7 Index	(53,931)	733,000	45,959	1/17/47	(300 bp) —	(8,400)
					Monthly
CMBX NA BBB–.7 Index	(36,867)	408,000	25,582	1/17/47	(300 bp) —	(11,523)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(251,200)	1,448,000	212,566	1/17/47	(500 bp) —	(40,041)
					Monthly
CMBX NA BB.9 Index	(144,208)	922,000	141,066	9/17/58	(500 bp) —	(4,039)
					Monthly
CMBX NA BBB–.7 Index	(69,410)	847,000	53,107	1/17/47	(300 bp) —	(16,797)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(148,658)	1,459,000	91,479	1/17/47	(300 bp) —	(58,029)
					Monthly
CMBX NA BBB–.7 Index	(8,256)	130,000	8,151	1/17/47	(300 bp) —	(179)
					Monthly
Upfront premium received	—		Unrealized appreciation			2,540,227
Upfront premium (paid)	(6,746,705)		Unrealized (depreciation)			(810,345)
Total	$(6,746,705)		Total			$1,729,882

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Income Fund 69

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	$6,247,163	$87,003,000	$4,585,580	12/20/23	(500 bp) —	$1,229,476
Index					Quarterly
Total	$6,247,163					$1,229,476

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$30,039,000	$—
Corporate bonds and notes	—	385,121,095	—
Mortgage-backed securities	—	615,484,215	—
Municipal bonds and notes	—	2,912,397	—
Purchased options outstanding	—	2,028,803	—
Purchased swap options outstanding	—	14,115,457	—
U.S. government and agency mortgage obligations	—	764,518,689	—
Short-term investments	235,817,220	92,776,599	—
Totals by level	$235,817,220	$1,906,996,255	$—
		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(8,218,245)	$—	$—
Written options outstanding	—	(3,067,730)	—
Written swap options outstanding	—	(19,101,295)	—
Forward premium swap option contracts	—	(4,291,720)	—
TBA sale commitments	—	(311,250,458)	—
Interest rate swap contracts	—	5,424,940	—
Total return swap contracts	—	(194,117)	—
Credit default contracts	—	(18,210,035)	—
Totals by level	$(8,218,245)	$(350,690,415)	$—

The accompanying notes are an integral part of these financial statements.

70 Income Fund

Statement of assets and liabilities 10/31/18

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,962,591,778)	$1,906,996,255
Affiliated issuers (identified cost $235,817,220) (Notes 1 and 5)	235,817,220
Interest and other receivables	13,801,119
Receivable for shares of the fund sold	9,640,652
Receivable for investments sold	788,919
Receivable for sales of delayed delivery securities (Note 1)	303,532,389
Receivable for variation margin on centrally cleared swap contracts (Note 1)	11,333,960
Unrealized appreciation on forward premium swap option contracts (Note 1)	3,670,889
Unrealized appreciation on OTC swap contracts (Note 1)	7,164,018
Premium paid on OTC swap contracts (Note 1)	6,746,836
Prepaid assets	62,354
Total assets	2,499,554,611

LIABILITIES
Payable to custodian	5,048
Payable for investments purchased	9,766,189
Payable for purchases of delayed delivery securities (Note 1)	537,099,546
Payable for shares of the fund repurchased	2,618,021
Payable for compensation of Manager (Note 2)	517,545
Payable for custodian fees (Note 2)	86,118
Payable for investor servicing fees (Note 2)	202,726
Payable for Trustee compensation and expenses (Note 2)	475,005
Payable for administrative services (Note 2)	2,874
Payable for distribution fees (Note 2)	264,325
Payable for variation margin on futures contracts (Note 1)	1,397,434
Payable for variation margin on centrally cleared swap contracts (Note 1)	9,363,685
Unrealized depreciation on OTC swap contracts (Note 1)	4,565,115
Premium received on OTC swap contracts (Note 1)	22,649,596
Unrealized depreciation on forward premium swap option contracts (Note 1)	7,962,609
Written options outstanding, at value (premiums $19,254,062) (Note 1)	22,169,025
TBA sale commitments, at value (proceeds receivable $311,768,516) (Note 1)	311,250,458
Other accrued expenses	314,808
Total liabilities	930,710,127

Net assets	$1,568,844,484

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,683,427,106
Total distributable earnings (Note 1)	(114,582,622)
Total — Representing net assets applicable to capital shares outstanding	$1,568,844,484

(Continued on next page)

Income Fund 71

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($599,510,166 divided by 89,663,800 shares)	$6.69
Offering price per class A share (100/96.00 of $6.69)*	$6.97
Net asset value and offering price per class B share ($12,173,362 divided by 1,841,977 shares)**	$6.61
Net asset value and offering price per class C share ($103,790,592 divided by 15,666,419 shares)**	$6.63
Net asset value and redemption price per class M share
($72,688,299 divided by 11,187,125 shares)	$6.50
Offering price per class M share (100/96.75 of $6.50)†	$6.72
Net asset value, offering price and redemption price per class R share
($12,382,398 divided by 1,869,939 shares)	$6.62
Net asset value, offering price and redemption price per class R5 share
($5,148,572 divided by 761,051 shares)	$6.77
Net asset value, offering price and redemption price per class R6 share
($88,269,120 divided by 12,982,021 shares)	$6.80
Net asset value, offering price and redemption price per class Y share
($674,881,975 divided by 99,261,269 shares)	$6.80

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

72 Income Fund

Statement of operations Year ended 10/31/18

INVESTMENT INCOME
Interest (including interest income of $3,672,274 from investments in affiliated issuers) (Note 5)	$74,596,272
Total investment income	74,596,272

EXPENSES
Compensation of Manager (Note 2)	5,991,610
Investor servicing fees (Note 2)	2,464,091
Custodian fees (Note 2)	174,651
Trustee compensation and expenses (Note 2)	68,889
Distribution fees (Note 2)	3,408,407
Administrative services (Note 2)	43,235
Other	687,004
Total expenses	12,837,887
Expense reduction (Note 2)	(8,314)
Net expenses	12,829,573

Net investment income	61,766,699

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(100,765,897)
Foreign currency transactions (Note 1)	(210)
Futures contracts (Note 1)	(7,658,457)
Swap contracts (Note 1)	36,675,644
Written options (Note 1)	69,675,139
Total net realized loss	(2,073,781)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(35,510,223)
Futures contracts	(4,667,209)
Swap contracts	6,740,790
Written options	(26,491,156)
Total change in net unrealized depreciation	(59,927,798)

Net loss on investments	(62,001,579)

Net decrease in net assets resulting from operations	$(234,880)

The accompanying notes are an integral part of these financial statements.

Income Fund 73

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/18	Year ended 10/31/17
Operations
Net investment income	$61,766,699	$60,963,885
Net realized loss on investments
and foreign currency transactions	(2,073,781)	(26,291,741)
Net unrealized appreciation (depreciation) of investments	(59,927,798)	27,868,884
Net increase (decrease) in net assets resulting
from operations	(234,880)	62,541,028
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(22,487,333)	(24,946,481)
Class B	(454,876)	(607,066)
Class C	(3,298,180)	(4,182,614)
Class M	(2,616,565)	(2,814,911)
Class R	(476,861)	(670,673)
Class R5	(142,188)	(154,890)
Class R6	(3,044,731)	(2,721,115)
Class Y	(20,984,615)	(21,292,845)
Increase in capital from settlement payments	150,670	—
Increase (decrease) from capital share transactions (Note 4)	57,191,926	(331,228,696)
Total increase (decrease) in net assets	3,602,367	(326,078,263)

NET ASSETS
Beginning of year	1,565,242,117	1,891,320,380
End of year (Note 1)	$1,568,844,484	$1,565,242,117

The accompanying notes are an integral part of these financial statements.

74 Income Fund

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Income Fund 75

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2018	$6.93	.27	(.27)	—[e]	(.24)	(.24)	—[f]	$6.69	(.01)	$599,510.87		4.01	825
October 31, 2017	6.89	.25	.03	.28	(.24)	(.24)	—	6.93	4.16	668,024.88		3.67	1,055
October 31, 2016	6.94	.24	(.08)	.16	(.21)	(.21)	—	6.89	2.33	829,643	.87[h]	3.45[h]	981
October 31, 2015	7.26	.18	(.28)	(.10)	(.22)	(.22)	—	6.94	(1.37)	1,087,633.85		2.52	793
October 31, 2014	7.20	.27	.12	.39	(.33)	(.33)	—	7.26	5.57	1,004,198.85		3.67	505
Class B
October 31, 2018	$6.85	.22	(.27)	(.05)	(.19)	(.19)	—[f]	$6.61	(.74)	$12,173	1.62	3.24	825
October 31, 2017	6.82	.20	.02	.22	(.19)	(.19)	—	6.85	3.30	19,402	1.63	2.92	1,055
October 31, 2016	6.87	.18	(.07)	.11	(.16)	(.16)	—	6.82	1.59	24,859	1.62[h]	2.70[h]	981
October 31, 2015	7.19	.13	(.28)	(.15)	(.17)	(.17)	—	6.87	(2.11)	30,089	1.60	1.77	793
October 31, 2014	7.13	.21	.13	.34	(.28)	(.28)	—	7.19	4.79	32,142	1.60	2.94	505
Class C
October 31, 2018	$6.87	.22	(.27)	(.05)	(.19)	(.19)	—[f]	$6.63	(.75)	$103,791	1.62	3.24	825
October 31, 2017	6.84	.20	.02	.22	(.19)	(.19)	—	6.87	3.28	131,467	1.63	2.92	1,055
October 31, 2016	6.88	.18	(.06)	.12	(.16)	(.16)	—	6.84	1.74	180,492	1.62[h]	2.70[h]	981
October 31, 2015	7.21	.13	(.29)	(.16)	(.17)	(.17)	—	6.88	(2.24)	221,882	1.60	1.76	793
October 31, 2014	7.15	.21	.13	.34	(.28)	(.28)	—	7.21	4.84	181,142	1.60	2.96	505
Class M
October 31, 2018	$6.74	.25	(.26)	(.01)	(.23)	(.23)	—[f]	$6.50	(.20)	$72,688	1.12	3.75	825
October 31, 2017	6.72	.23	.02	.25	(.23)	(.23)	—	6.74	3.77	79,485	1.13	3.42	1,055
October 31, 2016	6.77	.21	(.06)	.15	(.20)	(.20)	—	6.72	2.21	88,869	1.12[h]	3.20[h]	981
October 31, 2015	7.10	.16	(.28)	(.12)	(.21)	(.21)	—	6.77	(1.74)	103,524	1.10	2.26	793
October 31, 2014	7.05	.24	.13	.37	(.32)	(.32)	—	7.10	5.31	121,065	1.10	3.43	505
Class R
October 31, 2018	$6.86	.26	(.27)	(.01)	(.23)	(.23)	—[f]	$6.62	(.22)	$12,382	1.12	3.76	825
October 31, 2017	6.84	.23	.02	.25	(.23)	(.23)	—	6.86	3.66	15,675	1.13	3.43	1,055
October 31, 2016	6.88	.22	(.07)	.15	(.19)	(.19)	—	6.84	2.29	25,266	1.12[h]	3.21[h]	981
October 31, 2015	7.21	.16	(.28)	(.12)	(.21)	(.21)	—	6.88	(1.73)	29,237	1.10	2.25	793
October 31, 2014	7.16	.25	.12	.37	(.32)	(.32)	—	7.21	5.27	21,255	1.10	3.42	505
Class R5
October 31, 2018	$7.01	.30	(.28)	.02	(.26)	(.26)	—[f]	$6.77	.33	$5,149.58		4.29	825
October 31, 2017	6.97	.26[g]	.04	.30	(.26)	(.26)	—	7.01	4.45	3,510.58		3.81[g]	1,055
October 31, 2016	7.02	.26	(.08)	.18	(.23)	(.23)	—	6.97	2.66	5,069	.57[h]	3.76[h]	981
October 31, 2015	7.35	.20	(.28)	(.08)	(.25)	(.25)	—	7.02	(1.16)	4,463.56		2.77	793
October 31, 2014	7.29	.27	.15	.42	(.36)	(.36)	—	7.35	5.83	2,683.58		3.71	505

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

76 Income Fund	Income Fund 77

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
October 31, 2018	$7.04	.30	(.28)	.02	(.26)	(.26)	—[f]	$6.80	.33	$88,269.51		4.37	825
October 31, 2017	7.00	.28	.02	.30	(.26)	(.26)	—	7.04	4.45	73,329.51		4.05	1,055
October 31, 2016	7.04	.27	(.08)	.19	(.23)	(.23)	—	7.00	2.80	76,616	.50[h]	3.82[h]	981
October 31, 2015	7.36	.20	(.27)	(.07)	(.25)	(.25)	—	7.04	(1.02)	123,635.49		2.82	793
October 31, 2014	7.29	.29	.14	.43	(.36)	(.36)	—	7.36	5.98	48,755.51		3.97	505
Class Y
October 31, 2018	$7.03	.30	(.28)	.02	(.25)	(.25)	—[f]	$6.80	.32	$674,882.62		4.26	825
October 31, 2017	6.99	.27	.02	.29	(.25)	(.25)	—	7.03	4.30	574,349.63		3.92	1,055
October 31, 2016	7.03	.26	(.08)	.18	(.22)	(.22)	—	6.99	2.68	660,506	.62[h]	3.71[h]	981
October 31, 2015	7.36	.20	(.29)	(.09)	(.24)	(.24)	—	7.03	(1.27)	779,830.60		2.76	793
October 31, 2014	7.29	.29	.13	.42	(.35)	(.35)	—	7.36	5.90	461,835.60		3.93	505

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

g The net investment income and per share amount shown for the period ending October 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

h Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

78 Income Fund	Income Fund 79

Notes to financial statements 10/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2017 through October 31, 2018.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

80 Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $36,717,415, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the

Income Fund 81

identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the

82 Income Fund

Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Income Fund 83

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date

84 Income Fund

as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $23,620,342 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $23,286,916 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

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expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2018 the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$28,617,407	$9,953,150	$38,570,557

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $12,144,182 to decrease undistributed net investment income, $150,670 to decrease paid-in capital and $12,294,852 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$32,927,160
Unrealized depreciation	(125,130,735)
Net unrealized depreciation	(92,203,575)
Undistributed ordinary income	16,191,509
Capital loss carryforward	(38,570,557)
Cost for federal income tax purposes	$1,876,108,390

For the fiscal year ended October 31, 2017, the fund had undistributed net investment income of $16,374,064.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

86 Income Fund

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.392% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,077,191	Class R5	4,421
Class B	27,270	Class R6	40,161
Class C	198,362	Class Y	964,433
Class M	128,233	Total	$2,464,091
Class R	24,020

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $8,314 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,085, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

Income Fund 87

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,607,867
Class B	1.00%	1.00%	162,587
Class C	1.00%	1.00%	1,183,444
Class M	1.00%	0.50%	382,795
Class R	1.00%	0.50%	71,714
Total			$3,408,407

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $49,355 and $578 from the sale of class A and class M shares, respectively, and received $7,465 and $3,328 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $293 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$14,456,259,536	$14,928,130,509
U.S. government securities (Long-term)	—	426,687
Total	$14,456,259,536	$14,928,557,196

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	14,365,662	$98,591,278	11,937,181	$82,101,703
Shares issued in connection with
reinvestment of distributions	2,899,891	19,802,116	3,202,893	21,954,903
	17,265,553	118,393,394	15,140,074	104,056,606
Shares repurchased	(24,060,043)	(164,968,690)	(39,037,327)	(267,532,889)
Net decrease	(6,794,490)	$(46,575,296)	(23,897,253)	$(163,476,283)

88 Income Fund

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	42,295	$287,829	161,340	$1,095,040
Shares issued in connection with
reinvestment of distributions	56,670	382,844	76,098	516,308
	98,965	670,673	237,438	1,611,348
Shares repurchased	(1,089,326)	(7,375,966)	(1,048,641)	(7,121,027)
Net decrease	(990,361)	$(6,705,293)	(811,203)	$(5,509,679)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	2,126,695	$14,448,166	2,030,543	$13,835,244
Shares issued in connection with
reinvestment of distributions	408,506	2,765,892	506,429	3,442,806
	2,535,201	17,214,058	2,536,972	17,278,050
Shares repurchased	(6,017,433)	(40,884,460)	(9,788,422)	(66,604,219)
Net decrease	(3,482,232)	$(23,670,402)	(7,251,450)	$(49,326,169)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	188,801	$1,259,521	163,274	$1,094,644
Shares issued in connection with
reinvestment of distributions	50,019	332,130	58,133	388,227
	238,820	1,591,651	221,407	1,482,871
Shares repurchased	(842,019)	(5,610,293)	(1,653,408)	(11,079,153)
Net decrease	(603,199)	$(4,018,642)	(1,432,001)	$(9,596,282)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	601,783	$4,082,774	644,367	$4,386,003
Shares issued in connection with
reinvestment of distributions	55,885	378,089	81,700	555,126
	657,668	4,460,863	726,067	4,941,129
Shares repurchased	(1,071,477)	(7,262,980)	(2,138,164)	(14,557,577)
Net decrease	(413,809)	$(2,802,117)	(1,412,097)	$(9,616,448)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	293,828	$2,005,669	154,014	$1,073,749
Shares issued in connection with
reinvestment of distributions	20,602	142,188	22,361	154,890
	314,430	2,147,857	176,375	1,228,639
Shares repurchased	(54,295)	(376,207)	(402,215)	(2,797,260)
Net increase (decrease)	260,135	$1,771,650	(225,840)	$(1,568,621)

Income Fund 89

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	5,685,279	$39,580,075	2,570,365	$17,907,590
Shares issued in connection with
reinvestment of distributions	439,057	3,044,727	390,605	2,721,115
	6,124,336	42,624,802	2,960,970	20,628,705
Shares repurchased	(3,563,580)	(24,772,932)	(3,487,648)	(24,310,473)
Net increase (decrease)	2,560,756	$17,851,870	(526,678)	$(3,681,768)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	50,619,296	$351,421,494	32,506,895	$226,547,340
Shares issued in connection with
reinvestment of distributions	2,430,720	16,857,513	2,523,080	17,557,650
	53,050,016	368,279,007	35,029,975	244,104,990
Shares repurchased	(35,446,288)	(246,938,851)	(47,813,719)	(332,558,436)
Net increase (decrease)	17,603,728	$121,340,156	(12,783,744)	$(88,453,446)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/17	cost	proceeds	income	of 10/31/18
Short-term investments
Putnam Short Term
Investment Fund*	$20,657,092	$730,736,636	$515,576,508	$3,672,274	$235,817,220
Total Short-term
investments	$20,657,092	$730,736,636	$515,576,508	$3,672,274	$235,817,220

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

90 Income Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$478,700,000
Purchased swap option contracts (contract amount)	$9,206,800,000
Written TBA commitment option contracts (contract amount)	$865,900,000
Written swap option contracts (contract amount)	$8,110,900,000
Futures contracts (number of contracts)	3,000
Centrally cleared interest rate swap contracts (notional)	$4,741,900,000
OTC total return swap contracts (notional)	$161,900,000
Centrally cleared total return swap contracts (notional)	$40,400,000
OTC credit default contracts (notional)	$329,400,000
Centrally cleared credit default contracts (notional)	$102,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Credit contracts	Receivables	$8,476,587	Unrealized depreciation	$26,686,622*
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	33,981,676*	Unrealized depreciation	47,285,583*
Total		$42,458,263		$73,972,205

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Income Fund 91

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$4,008,391	$4,008,391
Interest rate contracts	(7,487,622)	(7,658,457)	32,667,253	$17,521,174
Total	$(7,487,622)	$(7,658,457)	$36,675,644	$21,529,565

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$6,460,759	$6,460,759
Interest rate contracts	(14,230,157)	(4,667,209)	280,031	$(18,617,335)
Total	$(14,230,157)	$(4,667,209)	$6,740,790	$(12,156,576)

Note 8: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

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Income Fund 93

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. InternationalPLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$6,190,860	$—	$—	$—	$—	$—	$—	$—	$—	$ -	$6,190,860
OTC Total return swap contracts*#	3,365	11,511	—	—	—	54,856	42,779	1,228	4,442	—	—	—	118,181
Centrally cleared total return swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	514,591	2,774,194	2,087,400	—	2,597,755	403,941	—	98,706	8,476,587
Centrally cleared credit default contracts§	—	—	5,143,100	—	—	—	—	—	—	—	—	—	5,143,100
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap option contracts#	1,233,129	—	—	878,817	—	—	495,441	822,164	—	—	—	241,338	3,670,889
Purchased swap options**#	58,241	—	—	5,202,011	—	—	2,897,408	2,237,858	—	—	—	3,719,939	14,115,457
Purchased options**#	—	—	—	—	—	—	—	2,028,803	—	—	—	—	2,028,803
Repurchase agreements**	—	—	—	—	35,996,000	—	—	—	—	—	—	—	35,996,000
Total Assets	$1,294,735	$11,511	$11,333,960	$6,080,828	$36,510,591	$2,829,050	$5,523,028	$5,090,053	$2,602,197	$403,941	$—	$4,059,983	$75,739,877
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	4,257,575	—	—	—	—	—	—	—	—	—	4,257,575
OTC Total return swap contracts*#	—	108,341	—	1,625	—	42,811	40,036	10,339	26,538	—	—	—	229,690
Centrally cleared total return swap contracts§	—	—	13,012	—	—	—	—	—	—	—	—	—	13,012
OTC Credit default contracts —
protection sold*#	334,898	—	—	—	1,356,628	6,231,251	2,103,306	—	9,200,453	788,041	—	1,654,358	21,668,935
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit default contracts§	—	—	5,093,098	—	—	—	—	—	—	—	—	—	5,093,098
Futures contracts§	—	—	—	—	—	—	—	—	—	—	1,397,434	—	1,397,434
Forward premium swap option contracts#	2,536,386	—	—	1,179,521	—	—	729,401	3,277,697	—	—	—	239,604	7,962,609
Written swap options #	209,445	1,130,045	—	6,688,866	—	—	2,836,979	5,606,198	—	—	—	2,629,762	19,101,295
Written options#	—	—	—	—	—	—	—	3,067,730	—	—	—	—	3,067,730
Total Liabilities	$3,080,729	$1,238,386	$9,363,685	$7,870,012	$1,356,628	$6,274,062	$5,709,722	$11,961,964	$9,226,991	$788,041	$1,397,434	$4,523,724	$62,791,378
Total Financial and Derivative Net Assets	$(1,785,994)	$(1,226,875)	$1,970,275	$(1,789,184)	$35,153,963	$(3,445,012)	$(186,694)	$(6,871,911)	$(6,624,794)	$(384,100)	$(1,397,434)	$(463,741)	$12,948,499
Total collateral received (pledged)##†	$(1,785,994)	$(1,016,785)	$—	$(1,378,227)	$35,153,963	$(3,445,012)	$(186,694)	$(6,049,277)	$(6,624,794)	$(375,671)	$—	$(463,741)
Net amount	$—	$(210,090)	$1,970,275	$(410,957)	$—	$—	$—	$(822,634)	$—	$(8,429)	$(1,397,434)	$—

94 Income Fund	Income Fund 95

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Total
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$36,717,415	$—	$—	$—	$—	$—	$—	$—	$36,717,415
Collateral (pledged) (including
TBA commitments)**	$(1,903,402)	$(1,016,785)	$—	$(1,378,227)	$(837,169)	$(3,568,176)	$(594,270)	$(6,049,277)	$(7,411,517)	$(375,671)	$(376,962)	$(586,526)	$(24,097,982)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $4,216,687 and $23,960,768, respectively.

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $52,296,401 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

96 Income Fund	Income Fund 97

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

98 Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Income Fund 99

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

100 Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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BROCKTON, MA
PERMIT NO. 600

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AN035 313925 12/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2018	$141,646	$ —	$7,405	$ —
October 31, 2017	$132,794	$ —	$7,187	$ —

For the fiscal years ended October 31, 2018 and October 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,405 and $7,187 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2018	$ —	$ —	$ —	$ —

October 31, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2018